UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08529

Monteagle Funds

(Exact name of registrant as specified in charter)

209 Tenth Avenue South, Suite 332, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip code)

 The Corporation Trust Company
Corporate Trust Center
1209 Orange Street
Wilmington, DE  19801

(Name and address of agent for service)

With a copy to:
John H. Lively, Esq.
The Law Offices of John H Lively & Associates, Inc.
A member firm of The 1940 Act Law Group
2041 W. 141st Terrace
Suite 119
Leawood, KS 66224

Registrant's telephone number, including area code: 888.263.5593

Date of fiscal year end:  08/31/2011

Date of reporting period: 08/31/2011

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders for the period ended August 31, 2011 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

Monteagle Funds

Annual Report

August 31, 2011

MONTEAGLE FUNDS

TABLE OF CONTENTS

Letter from the President	3
A Discussion of Fund Performance	4
Supplementary Portfolio Information	29
Financial Statements of the Monteagle Funds
Schedule of Investments:
Fixed Income Fund	34
Informed Investor Growth Fund	38
Quality Growth Fund	40
Select Value Fund	44
Value Fund	48
Statements of Assets and Liabilities	51
Statements of Operations	55
Statements of Changes in Net Assets	57
Financial Highlights	62
Notes to Financial Statements	77
Report of Independent Registered Public Accounting Firm	95
Other Information	96
About Your Funds’ Expenses	97
Trustees and Officers of the Trust	100
Board Approval of Investment Management and Sub-Advisory Agreements	103

LETTER FROM THE PRESIDENT (Unaudited)

Dear Shareholders:

Enclosed is the Annual Report for the Monteagle Funds. I encourage you to carefully review the information presented in this Annual Report as it contains valuable information about your investment.

As you will notice in reviewing the Annual Report, despite the headwinds and market fluctuations, we continue to uncover opportunities in high quality, solid credit and attractive valuation areas.

As we reflect on this past fiscal year, we note that there were several headlines domestically and around the world during the period, such as economic woes, health care legislation, wars, government bailouts, natural disasters, sovereign debt and commodity inflation, that had a dramatic effect on the markets in which the Monteagle Funds invest. Despite the volatility that these headlines have created in the day-to-day stock markets, we have often said that we view investing as a marathon, not a sprint. As a result, we remain optimistic as we expect that the effect of some of these events will be short-lived although others may take longer to work their way through the system. We believe that remaining disciplined with a longer-term focus will benefit patient investors.

In closing, we would like to thank you for your continued confidence and support of the Monteagle Funds.

Sincerely,

MONTEAGLE FUNDS

Paul B. Ordonio, JD
President

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund Perform?

This certainly has been a volatile year for the markets. Over the last 12 months, it has often felt like the markets were changing and reacting to new data faster than they could process it. Despite this, we have enjoyed a year of positive bond performance. For the year ended August 31, 2011, the Monteagle Fixed Income Fund (the “Fund”) had a total return of 2.97%. For the quarter ended August 31, 2011, the Fund had a total return of 2.15%; and for the six months ended August 31, 2011, the Fund had a total return of 4.22%. The Fund’s benchmark index (The Barclay’s Capital Intermediate Government/Credit Index) had relative returns of 4.01%, 2.34%, and 4.66% for the twelve, three, and six month periods, respectively.

What Influenced Fund Performance?

There have been a number of developments that have affected the performance of the bond markets, but the primary drivers have been a reduction in macroeconomic growth expectations, as well as the impacts that the uncertainty of changes to fiscal and monetary policy have created. There have also been many global market concerns regarding debt and fiscal imbalances that have created strong demand for the safety of higher quality fixed income securities. All of these recent events have provided a positive environment for conservative, high quality bond funds, such as the Monteagle Fixed Income Fund.

With all that has happened recently, it can be difficult to remember that the fiscal year started with the Federal Reserve responding to economic weakness and the prospects of deflationary pressures with a second round of quantitative easing. This monetary policy program was popularly and humorously referred to as the QE2. The primary objective of QE2 was to stimulate economic activity and credit demand, which would subsequently lead to greater demand for goods and services and ultimately more employment. The Federal Reserve purchased bonds to help keep longer-term interest rates low. The Federal Reserve also consistently maintained a zero interest rate policy. These policies maintained short-term rates (Fed Funds overnight lending rate) at historic low levels between 0.00% and 0.25%. This in turn has contributed to a low yielding environment, and a strong market for bonds, as incremental yield has remained attractive and bond prices have appreciated.

In early 2011, despite concerns about the massive debt taken on and the expansion of the Fed’s balance sheet during the crisis, and through rounds of quantitative easing, there was talk of an economic rebound in the United States. However, two major events dominated the news and probably did a lot to derail a more sustainable recovery. They were the Japanese Tsunami and the Arab Spring. Both of these events may seem remote, but they did have and could continue to have far reaching impacts on the global economies for years to come.

Another major factor affecting the markets over the last year has been the persistence of concerns over European sovereign debt and the potential for defaults. These concerns have waxed and waned over time, but the most recent flare-ups are quite acute and have spread from Euro country to country as markets demanded more and more risk premiums for buying bonds of heavily indebted nations with little or no growth prospects. Each round of worry over the health of the Eurozone periphery, or “PIGS” (Portugal, Ireland, Italy, Greece, and Spain) has in turn given rise

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

to serious concerns about the Euro itself and to the health of the European banks. Because of the interconnectedness of the global banking system, this has had far reaching ramifications on the global financial markets. While these events have hurt the equity market, and increased concerns, they strengthened high quality bonds as investors became increasingly willing to pay a premium for assets they deem safe.

All the same, uncertainties over the US economy have not dissipated. Unemployment remains high, as both consumer confidence, and GDP (Gross Domestic Product) expectations have fallen. This has contributed to elevated concerns over the prospects of another recession. For several months, news networks were flooded with doomsday rhetoric from both political parties over the US debt ceiling. The last few months of the fiscal year especially saw the debt ceiling debacle come to the foreground. The last minute resolution of the debt ceiling problem was immediately followed by a slew of poor economic releases and punctuated with the S&P’s downgrade of the US Government. All these events created uncertainty, fear, and volatility in the stock market, which drove assets to high quality bonds in a flight to safety.

Our responses to these events have primarily been a disciplined approach to a high quality portfolio profile. We remain committed to the fund’s strategy of holding a well diversified portfolio of high quality bonds. We believe that the markets have rewarded our patience and prudence. However, we have made some changes over the last year.

The principal variables affecting bond portfolio performance are overall duration and maturity structure of the portfolio, as well as, Market Sector allocation and credit quality. The first two charts below illustrate the Market sector composition of the Monteagle Fixed Income Portfolio at the beginning and end of this past fiscal year.

Comparative Market Sector Weights
Monteagle Fixed Income Fund

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•
During the course of the year we increased the fund’s market allocation to corporate bonds while decreasing the allocation to Treasury and Government Agency securities. The fund’s decision to increase the allocation to corporates relative to treasuries and government bonds in general proved to be insightful as the corporate sector outperformed the intermediate government/credit index and government bonds over the last year.

U.S. Treasury: Intermediate	3.91%
U.S. Agency Intermediate	2.80%
Intermediate Corporate	4.79%
Invest. Grade: Industrial — Intermediate	5.11%
Invest. Grade: Financial Institutions — Intermediate	4.16%
U.S. MBS: Agency Fixed Rate MBS	5.03%

•
Duration was relatively unchanged over the 12 month period ended August 31, 2011 with only a slight decrease from 4.20 to 4.10 years. Maturity was also relatively unchanged at 4.70 years. When compared to the Barclay’s Intermediate Government/Credit index duration of 3.96 and 4.41, the fund’s duration is slightly longer. This actually benefitted the fund’s performance in the last half of the year as longer-term interest rates have declined significantly over that period of time. The fund remains slightly skewed to the shorter and longer ends of the intermediate maturity range, although less so now than in the first quarter. The biggest increases in maturity band allocations over the course of the year were in the 1 to 3 year and the 5 to 7 year maturity ranges. The 5 to 7 year maturity range increased from 5% of holdings to 14% of holdings. The 1 to 3 year range saw a substantial increase from 31% to 37%. This was due to a combination of natural shortening from holding securities, and purchases in the 5-7 year range.

Comparative Credit Quality
Monteagle Fixed Income Fund

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•
The preceding charts represent the credit quality distribution of the fund’s holdings at the beginning and end of this past fiscal year. As many of you may be aware, one of the three officially recognized rating agencies; S&P, took the controversial position of downgrading the U.S. Government’s Sovereign Debt rating on August 5th. The other two rating agencies, Moody’s and Fitch have affirmed the U.S. rating of AAA. In our distribution comparison above, we have only included the ratings provided by Moody’s for consistency of the analysis. The Barclay’s benchmark index still maintains a AAA rating on U.S. Government.

•
It is fairly clear that we have marginally decreased the overall credit quality of the portfolio over the course of the year. Our overweighting of corporate bonds has lowered quality slightly, but credit quality remains excellent with overall ratings of AA-/AA or Aa3/Aa2.

•
The following table provides a summary illustration of how investment grade bonds of varying credit quality have performed over the past year. These are returns of bonds in the Barclay’s Government/Credit index and would also include bonds with longer maturities than 10 years. However, the relative performance of credit should still be indicative of the risk/reward nature of these bonds. We can see that for the full year lesser quality bonds had a significant performance advantage over higher quality. In this respect, the performance of the Monteagle Fixed Income fund did not benefit from the higher returns associated with Baa rated bonds. However, we can also see that over the last three and six months the risk/reward metrics have swung in favor of higher quality securities. The fund’s relative performance over the last six months has improved as a result.

	1 yr Total Return	3 month Total Return	6 month Total Return
Aaa	3.73%	2.84%	5.01%
Aa	3.50%	1.29%	3.55%
A	4.31%	1.06%	3.55%
Baa	6.24%	1.50%	4.63%
Total	4.01%	2.34%	4.66%

•
For the year, trading was primarily driven by the replacement of maturing Agency & Treasury bonds with the purchase of corporate bonds. These purchases, in conjunction with the maturity of several government related securities led to a reduction in U.S. Treasury, U.S. Agency and Mortgage-Backed securities from 18%, 16% and 17% to 16%, 15% and 17% respectively. Our corporate bond positions remain high quality and are primarily in the industrial corporate bond sector.

•	The fund also tactically traded 10 year Treasuries, adding and removing positions at times we felt yields were falling and rising respectively. This strategy resulted in gains and benefited the fund.

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•
First quarter purchases increased Financials from 12% to 17% of holding with a year-end sector weighting of 16%. As QE2 helped support the banking system, high quality financials became somewhat less risky and, in some cases, traded at attractive spreads to the U.S. Treasuries. However, we remained underweight financials relative to industrial corporate bonds. The strategy of being overweight industrial bonds provided benefits to performance in the latter portion of the year when concerns over contamination from sovereign debt started to negatively affect the spreads of financial sector bonds.

•
We also witnessed a significant decrease in prepayments of Mortgage-Backed securities during the third and fourth quarters. This may lead us to change our prepayment and duration assumptions for the Mortgage Backed Security portion of the portfolio.

What is the Fund’s Strategy?

The Fund will continue to invest in high quality intermediate term fixed income securities generally between 2 and 10 years in maturity. The Fund will continue to monitor economic conditions through the use of a proprietary model in an attempt to anticipate interest rate changes and lengthen or shorten the duration of the Fund’s portfolio of securities to maximize total return with minimal risk. The Fund will also actively manage portfolio holdings across market sectors in order to maximize total return within the scope of permitted investments defined by the Fund’s prospectus. While we have taken prudent steps to diversify the Fund’s assets by limiting exposure to the credit and interest rate risk associated with any one specific issuer, market sector, or maturity range, those risks cannot be completely eliminated without affecting long-term fund performance. We remain vigilant and will act in your best interest to preserve the fund’s asset values.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE FIXED INCOME FUND PERFORMANCE — August 31, 2011 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Monteagle Fixed Income Fund
Class I Shares and the Barclays Capital Intermediate U.S. Government/Credit Index

Average Annual Total Return (for the periods ended August 31, 2011)
	One Year	Five Years	Ten Years or Since Inception (a)
Monteagle Fixed Income Fund
Class I Shares	2.97%	5.29%	4.33%
Class A Shares with sales load	(0.49)%	N/A	2.92%
Class A Shares without sales load	2.59%	N/A	4.66%
Class C Shares	1.90%	N/A	3.93%
Barclays Capital Intermediate U.S. Government/Credit Index	4.01%	6.11%	5.29%

(a)
Represents the period from the commencement of operations (November 6, 2009) through August 31, 2011 for the Class A and Class C Shares. Since inception returns for Class A and Class C are aggregate total returns, not annualized.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Fixed Income Fund Class I Shares versus the Barclays Capital Intermediate U.S. Government/Credit Index (formerly Lehman Brothers U.S. Intermediate Government/Credit Index). The Barclays Capital Intermediate U.S. Government/Credit Index measures the performance of dollar denominated U.S. Treasuries, government-related (i.e. U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade credit structures that have a remaining maturity of greater than or equal to one year and less than ten years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Barclays Capital Intermediate U.S. Government/Credit Bond Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Fixed Income Fund, which will not invest in certain securities comprising this index.

MONTEAGLE INFORMED INVESTOR GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

The Monteagle Informed Investor Growth Fund (the “Fund”) gained an underwhelming 15.4% for the fiscal year ending August 31, 2011. The S&P 500 composite index — the Fund’s benchmark — climbed 18.5%.

This performance disappointment centered on a missed short-term market call. This was the decision to position the Fund defensively — entirely to protect its capital assets from the risk of a potentially severe fall in reaction to two world shocking events: first, the massive earthquake off the coast of Japan and the resulting blow-up of one of that country’s nuclear facilities; and second, the Libya bombing strikes and the threat of a massive military and civil upheaval in the Middle East.

This decision seemed prudent at the time — that is, if capital was to be preserved from these potentially calamitous events. However, subsequent market response defied all expectations and precedence when it rallied sharply. This exposed the Fund to a loss as the rally pummeled the Fund’s short, defensive, position. The missed-call was quickly corrected to a neutral stance — just not soon enough to protect it from the loss.

The historically high level of unremitting market volatility that continued throughout much of the Fund’s last fiscal year, with certain negative effect on its performance, reflected the fall-out from the challenge facing the world’s monetary officials and regulators in trying to manipulate markets in order to keep money-center banks and sovereign bond issuers solvent — while at the same time promoting economic growth.

This crisis differed from the 2008 version because investor fears of sovereign debt burdens were restraining efforts to stimulate the world economy via more government spending.

The problem was not a lack of liquidity, but rather a need for a financial reprieve from insolvency caused by the use of too much leverage by banks and governments. This action typically only buys time, and maybe time is what they need to figure out how to go about orderly defaults: which banks and institutions to save and which to let go, which investors to be saddled with losses, and whether some countries must leave the euro, etc. Frankly, what the world needed was for Europe to get its act together — something that could have well been also applied to the U.S. political scene.

FUND MANAGEMENT AND STRATEGY

The Fund invests primarily in medium capitalization stocks of well-managed, financially sound companies, offering under-valued earnings and cash flow growth opportunities. These are companies, in which, management or large outside investors are significant common stock owners or buyers, or where the company itself is repurchasing its own shares on the open market. This investment discipline is now recognized as The Informed Investor Strategy.

Quite simply, these companies qualify for research analysis only if it meets at least one of these four Informed Investor first-screen tests:

1.	The company’s officers and directors are buying its common stock on the open market.

2.	A major outside investor (minimum 5% shares outstanding owned) has filed a Form 13-D purchase disclosure on the company’s stock.

MONTEAGLE INFORMED INVESTOR GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

3.	The company has announced its intent to repurchase its common stock on the open market.

4.	A significant percentage of the company’s stock is owned by family/management.

The buy disciplines are matched by a series of five sell disciplines. They are:

1.	Begin selling if a stock drops a minimum of 8% from an average cost basis.

2.	Begin selling when a holding-high loss-limit is triggered (stock falls a minimum of 14% from its portfolio holding-high price).

3.	Begin selling on preliminary indications of a stock breakdown in a company’s financials.

4.	Begin selling when informed investors’ stock transaction signals turn bearish.

5.	Sell partial positions of a portfolio stock after sharp price run-ups.

PORTFOLIO TRANSACTIONS

Major new securities bought in the first fiscal quarter were Apple (AAPL) and Priceline (PCLN) — both of which are still held in the portfolio.

In the second quarter, major equity positions added to the fund included Acme Packet (APKT), Concho Resources (CXO), Deckers Outdoors (DECK), Fossil (FOSL), Halliburton (HAL), Lululemon Athletica (LULU), Riverbed Technology (RVBD), Skyworks Solutions (SWKS) and Varian Semiconductor (VSEA). All except Lululemon were later sold in response to stop-loss sell triggers occurring in a volatile market.

In the third quarter, Baidu (BIDU), Open Table (OPEN), Oracle (ORCL), Patterson-UTI Energy (PTEN) and Perrigo (PRGO) were added to the portfolio. Baidu and Perrigo remain in the portfolio.

Beginning in the fourth quarter, CF Industries (CF), Crocs (CROX), Dollar Tree (DLTR), Green Mountain Coffee (GMCR), MasterCard (MA), Potash (POT), Tibux (TIB), and Ulta Salon Cosmetics (ULTA) were purchased for the portfolio. All except Tibux remain in the Fund at quarter’s end.

Portfolio selling was in almost every instance triggered by the Fund’s stop-loss disciplines. The security holdings, for the most part, contributed a positive impact to the total Fund performance.

Security holdings having a material impact on the Fund’s performance — plus or minus — included Apple, Baidu, CF, Dollar Tree, Green Mountain Coffee, Priceline and Ulta Salon Cosmetics as well as the silver stocks — Silver Wheaton and Pan American Silver; all except these latter two stocks remained in the Fund at fiscal year-end.

On the negative performance side were the Exchange Traded Funds (ETFs), which contributed positively to the Fund performance throughout much of the year. They did, however, surrender this advantage at the time of the Japanese earthquake and the Libyan conflict.

MONTEAGLE INFORMED INVESTOR GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

SECTOR WEIGHTINGS

Significant sector weightings in the Fund that differed significantly from the sector weightings of the S&P 500:

First Quarter:	Sector	Fund	S&P 500
	Healthcare	22.3%	11.8%
	Consumer Discretionary	20.6%	10.7%
	Industrials	1.0%	10.5%
	Financial	26.2%	14.2%

Second Quarter:	Sector	Fund	S&P 500
	Materials	16.7%	3.8%
	Information Technology	37.3%	18.6%
	Healthcare	3.7%	11.8%

Third Quarter:	Sector	Fund	S&P 500
	No significant differences

Fourth Quarter:	Sector	Fund	S&P 500
	Energy	20.7%	13.3%

Management believes that the Fund’s portfolio seemed, at that time, best situated relative to the then-current market outlook.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE INFORMED INVESTOR GROWTH FUND PERFORMANCE — August 31, 2011 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Monteagle Informed Investor Growth Fund Class I Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2011)
	One Year	Since Inception(a)
Monteagle Informed Investor Growth Fund
Class I Shares	15.35%	10.97%
Class A Shares with sales load	9.24%	(1.31)%
Class A Shares without sales load	14.99%	1.52%
Class C Shares	14.23%	0.89%
S&P 500 Index	18.50%	(1.18)%

(a)	Represents the period from the commencement of operations (April 3, 2008 for Class I and November 6, 2009 for Class A and Class C) through August 31, 2011.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Informed Investor Growth Fund Class I Shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Informed Investor Growth Fund, which will not invest in certain securities comprising this index.

MONTEAGLE QUALITY GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund perform?

For the twelve months ended August 31, 2011, the Monteagle Quality Growth Fund (the “Fund”) reported a total return of 22.02 percent. The S&P 500 Index, the Fund’s primary benchmark and the Russell 1000 Growth Index, had total returns of 18.50 percent and 23.96 percent, respectively, for the same period. The Fund’s net asset value as of August 31, 2011 was $8.71 versus $7.14 as of August 31, 2010.

What is the Fund’s investment approach?

The Fund utilizes a growth style, investing in primarily domestic, high quality companies believed to have above-average sustainable and/or accelerating growth with an ability to exceed earnings expectations over time. The underlying belief is that high quality companies outperform over time with less risk. Various quality rankings and other metrics which demonstrate quality, including earnings consistency, are evaluated carefully before a stock is added to the portfolio. The Fund employs a proprietary screening process and bottom-up work to construct portfolios. However, portfolio constraints are established to ensure sufficient diversification by sector as well as by market capitalization. The underlying belief is that diversification provides for greater control of risk in the portfolio, while allowing freedom in individual stock selection. The screening process is designed to identify stocks with rising expectations, as the Fund looks to invest in securities whose growth potential is generally underestimated by the market. Holdings generally have a market capitalization of at least $2 billion, with about 65% to 75% of the portfolio in stocks of over $15 billion.

Compared to the S&P 500 Index, the portfolio will typically have a lower dividend yield, a higher price/earnings ratio and a higher expected earnings growth rate

What influenced the Fund’s performance?

Despite a rather somber tone in the equity markets over recent months, returns over the full fiscal year ending August 31, 2011 were actually quite solid. The period kicked off with the announcement of a new round of asset purchases by the Federal Reserve aimed at keeping interest rates low. The Fed’s actions proved successful not only in keeping interest rates down but also in driving investors into riskier assets including both commodities and equities. A second and equally important catalyst for rising stock prices over the past twelve months was the continued delivery of strong corporate earnings results relative to investor expectations. Building on the recovery in stock prices that began in March of 2009, the rise in stock values continued well into the current calendar year before eventually running out of steam in the late spring of 2011 amid renewed concerns related to the sustainability of global economic growth in the face of European Sovereign debt issues, high energy prices, and a lack of improvement in the domestic labor market.

While the Fund delivered respectable performance over the twelve month period, we would have expected to see strong fundamentals and attractive valuations of portfolio holdings more fully rewarded. In particular, portfolio holdings continued to exhibit greater success at meeting or exceeding consensus earnings expectations relative to both the style benchmark and the broad market. We believe that strong earnings surprises and positive revision trends will become more of a differentiating factor in stock performance as the current corporate earnings cycle matures.

MONTEAGLE QUALITY GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Given the rather difficult comparisons presented by the strong year-over-year growth in corporate earnings over the past four quarters, earnings growth rates will undoubtedly slow in the coming quarters. Current expectations call for a slowing from percentage growth rates in the thirties for 2010 to the mid-teens in 2011 and the low double-digits in 2012. Based on history, this slowdown in profits growth, suggests high quality stocks should begin to become increasingly well-positioned for outperformance relative to low quality. Because of greater consistency in earnings delivery, strong balance sheets, and diversified business operations, large cap high quality growth companies tend to act particularly well in periods of slowing profit growth. Based on historical valuations, large cap high quality stocks remain substantially undervalued relative to smaller cap and lower quality stocks and we would expect to see this valuation discrepancy close.

During the first six months of the fiscal year just ended, a new round of quantitative easing on the part of the Federal Reserve proved a strong catalyst for advances in the valuations of all risk assets, particularly stocks. Improving economic data and continued strong corporate earnings delivery were also meaningful contributing factors behind what eventually amounted to 28% and 31% returns for the S&P 500 and Russell 1000 Growth indices, respectively, for the six months ending February 28, 2011. With this impressive advance, stocks had recouped all their losses dating back to the financial crisis of 2008. The appetite for “riskier” stocks that had been in place since the beginning of the rally off the March 2009 low continued unabated with smaller cap, higher beta, and lower quality issues leading the advance. During this period, all ten economic sectors delivered double-digit returns. The economically-sensitive Energy, Industrials, and Information Technology sectors fared the best while returns lagged in traditionally defensive Telecommunications, Consumer Staples, and Utilities sectors.

For the six months ending February 28, 2011, the Fund’s portfolio delivered performance in line with that of the Russell 1000 Growth and above the S&P 500. Sector allocation was a neutral factor, as beneficial underweights in the lagging Consumer Staples and Health Care sectors were offset by an overweight in the also-lagging Telecommunications sector and the negative impact from the cash component of the portfolio in a period with such notably strong equity returns. Overall, stock selection was a positive factor with six sectors contributing positively and four sectors contributing negatively to relative performance. Stock selection was notably favorable within the Consumer Staples, Financials, and Utilities sectors of the portfolio. Stock selection was notably negative within the Consumer Discretionary, Industrials, and Energy sectors.

During this period, stocks that contributed most positively to relative returns were National Fuel Gas (natural gas distribution & energy exploration, up 71%), Whole Foods Market (healthy lifestyle grocery retailer, up 69%) and Cameron International (oilfield equipment & services, up 61%). Significant detractors from relative performance included Sysco (restaurant food distributor, up 7%), Marriott International (hotel operator, up 9%) and American Tower (cellular communication towers, up 15%).

Stock market performance was not quite as favorable in the second half of the fiscal year, with the S&P 500 and Russell 1000 Growth indices experiencing declines of 7% and 5%, respectively. In a manner that was very reminiscent of the market environment during the back half of the prior fiscal year, investor enthusiasm gave way to growing concerns related to European Union debt

MONTEAGLE QUALITY GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

issues, a U.S. government grappling with how to bring its own spending issues under control, and the ending of the second round of quantitative easing in June 2011. While corporate earnings delivery once again remained very strong over the six month period, the ability of corporations to continue delivering strong results in the face of slowing global economic activity brought on by the aforementioned issues has faced a growing level of investor skepticism. Concern related to the sustainability of the global economic recovery was very evident in a market rotation out of economically-sensitive sectors and into more defensive stock groups. For this six month period, the Consumer Staples, Utilities, and Consumer Discretionary sectors fared the best while returns were most negative in the Energy, Industrials, and Financials sectors.

For the six month period ending August 31, 2011, the Fund’s portfolio underperformed the Russell 1000 Growth and outperformed the S&P 500. While the portfolio remained meaningfully overweighted in high quality stocks (Standard & Poors Earnings Quality rating of B+ or better), the benefit of this high quality profile was muted by a directional weighting in favor of economic sectors and individual holdings positioned to benefit from continued steady-but-slow domestic economic improvement and strong demand from faster-growing developing markets abroad. During this period, stock selection was positive in four sectors, negative in four sectors, and inline in two sectors resulting in an overall neutral impact on portfolio relative performance. Stock selection was notably positive within the Industrials, Materials, and Financials sectors of the portfolio. Selection was notably negative within the Energy, Consumer Discretionary, and Utilities sectors.

During this period, stocks that significantly contributed positively to returns were Polaris Industries (off-road recreational vehicles, up 47%), CF Industries (fertilizer producer, up 30%), and W. W. Grainger (industrial supplies distributor, up 17%). Significant negative contributors included Peabody Energy (coal producer, down 25%), Walt Disney (media & theme parks, down 22%), and Cameron International (oilfield equipment & services, down 18%).

What is the Fund’s Strategy?

The Fund will continue to focus on maintaining a diversified portfolio of high quality companies delivering sustainable above-market earnings growth as well as companies poised to experience meaningful acceleration in earnings growth relative to expectations. The Fund’s adviser believes the companies that can exceed expectations in the form of positive earnings surprises will be well rewarded over coming quarters.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

MONTEAGLE QUALITY GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE QUALITY GROWTH FUND PERFORMANCE — August 31, 2011 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Monteagle Quality Growth Fund
Class I Shares, the S&P 500 Index and the Russell 1000 Growth Index

Average Annual Total Return (for the periods ended August 31, 2011)
	One Year	Five Years	Ten Years or Since Inception (a)
Monteagle Quality Growth Fund
Class I Shares	22.02%	2.43%	1.41%
Class A Shares with sales load	15.55%	N/A	7.13%
Class A Shares without sales load	21.63%	N/A	10.19%
Class C Shares	20.76%	N/A	9.42%
S&P 500 Index	18.50%	0.78%	2.70%
Russell 1000 Growth Index	23.96%	3.74%	2.71%

(a)	Represents the period from the commencement of operations (November 6, 2009) through August 31, 2011 for the Class A and Class C Shares.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Quality Growth Fund Class I Shares versus the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index and the Russell 1000 Growth Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Monteagle Quality Growth Fund, which will not invest in certain securities comprising these indices.

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund perform?

For the year ended August 31, 2011, the Monteagle Select Value Fund (the “Fund”) had a total return of 15.99% percent. The S&P 500 Index (“Index”) had a total return of 18.50% percent for the same period. The Fund’s net asset value per share as of August 31, 2011 is $10.16 versus $8.78 at August 31, 2010.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation. The Fund uses a “value investing” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be under-priced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures. The Fund’s sub-adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations. The sub-adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500 Index. In selecting stocks, the Fund’s adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. Additionally, the sub-adviser will generally have the Fund hold between 40 and 60 equities and diversify its holdings across numerous industries, generally limiting issues in any one industry to five securities unless more securities are needed for limiting specific dollar amounts per security or to over-weight a particular sector. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average. Also, value stocks tend to have a beta (a measure of the stocks price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

What influenced the Fund’s performance?

During the twelve months ended August 31, 2011, the Fund’s performance was affected by continued recovery in the equity markets following the recession of 2008-09. The fear of a double dip recession continues to loom and various domestic issues remain. The issues affecting the markets throughout the year are the uncertain stabilization of the domestic financial markets, the fear of the European economies and the prolonged higher level of U.S. unemployment. During the period, the equity markets reached market highs that have not been seen since June 2008 prior to the height of the recession. Following these highs, the U.S. credit rating was lowered which resulted in a significant downturn in the early weeks of August 2011. Despite this pullback, the S&P 500 Index maintained respectable returns for the most recent quarter of the Fund. The Dow Jones Industrial Average began the period at its low point of 10,014.72 on August 31, 2010 increasing to its high of 12,810.54 on April 29, 2011 and falling to the 11,613.53 level at August 31, 2011. The S&P 500 began the period at its low of 1,049.33 on August 31, 2010 increasing to its high point of 1,363.61 also on April 29, 2011 and declining to the 1,218.89 level at August 31, 2011. During this period the Federal Open Markets Committee of the Federal Reserve maintained the Fed Funds rate at the range of 0% to 0.25%, where it has remained since December 2008. These factors contributed to a market environment that proved difficult for the Fund given its focus

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

of a “value style, reversion-to-the-mean” strategy which typically thrives in a growing economic environment. The Fund compares its performance to the S&P 500 Index. The Fund is affected by its asset allocation weighting to the ten sectors of the Index.

For the first quarter ended November 30, 2010, the portfolio holdings of the Fund out-performed the Index. The investments of the Fund experienced a 15.60% return versus a 13.08% return for the Index. For the rolling 12-month period ended November 30, 2010, the portfolio holdings of the Fund out-performed the Index with the investments of the Fund experiencing a 15.48% return versus a 9.94% return for the Index. Please review the Performance Analysis section of this report for additional performance information. The portfolio continued to be heavily invested in equities which represent 97.2% of the assets with cash and money funds representing 2.8% of the assets.

The economic sectors of the Index that improved the most on average during the first quarter were Consumer Discretionary (+20.55%), Energy (+19.94%), and Information Technology (+17.98%) sectors while the Utilities (-0.01%), Financials (+7.85%) and the Health Care (+7.87%) sectors were lower performing within the Index. The portfolio performance was led by its holdings in Energy, Information Technology, and Consumer Discretionary sectors during this quarter; the lower performing sectors in the portfolio were Financials, Health Care and Materials. While the equity markets have not returned to levels prior to the financial crisis, recovery has begun and the equity market rebound has begun to occur.

As of the end of the first quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Utility, Telecommunication Services, and Consumer Staple sectors. The largest allocations were Energy (18.55%), Information Technology (12.73%), and Health Care (12.72%) sectors. The Fund’s positive portfolio performance was assisted by its stock picks in the Energy sector (Schlumberger and Tesoro Petroleum Corp. with relative returns up 45.02% and 45.36%, respectively) and the Information Technology sector (Texas Instruments with a relative return up 38.14%). The Fund’s portfolio performance was most negatively affected by certain stock picks in the Industrial sector (RR Donnelley & Sons with a relative return down 5.44%) and the Materials sector (Nucor Corp. and Titanium Metals Corp. with relative returns down 3.87% and 4.90%, respectively). During the first quarter, several disposals and purchases were made in order to remove securities that had achieved their target price and add new securities with more appreciation potential.

For the second quarter ended February 28, 2011, the portfolio holdings of the Fund significantly out-performed the Index. The investments of the Fund experienced a 15.83% return versus a 12.95% return for the Index. For the trailing 12-month period ended February 28, 2011, the portfolio holdings of the Fund out-performed the Index with the investments of the Fund experiencing a 28.78% return versus a 22.57% return for the Index. Please review the Performance Analysis section of this report for additional performance information. The portfolio continued to be heavily invested in equities which represent 95.7% of the assets with cash and money funds representing 4.3% of the assets.

The economic sectors of the Index that improved the most on average during the second quarter were Energy (+23.47%), Financials (+16.15%), and Industrials (+14.48%) sectors while the Telecommunication Services (+4.87%), Utilities (+3.22%) and the Consumer Staples (+3.54%)

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

sectors were the lowest performing within the Index. The portfolio performance was led by its holdings in Energy, Consumer Staples, and Healthcare sectors during this quarter; the lower performing sectors in the portfolio were Telecommunication Services, Consumer Discretionary and Utilities. While the equity markets have not fully returned to levels prior to the financial crisis, recovery has ensued and significant appreciation from the lows has occurred.

As of the end of the second quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Telecommunication Services, Utility, and Financial sectors. The largest allocations were Information Technology (19.0%), Materials (14.0%), and Consumer Discretionary (12.7%) sectors. The Fund’s positive portfolio performance was primarily attributed to its stock picks in the Energy sector (Chesapeake Energy, Tesoro Petroleum Corp., and Rowan Companies with relative returns up 68.61%, 45.71% and 41.53%, respectively) but also in the Information Technology sector (Applied Materials with a relative return up 32.23%). The Fund’s portfolio performance was most negatively affected by certain holdings in the Consumer Discretionary sector (Radio Shack and Best Buy with a relative returns down 18.94% and 9.94%, respectively) and the Information Technology sector (Western Digital Corp. with return down 8.72%). During the second quarter, several disposals and purchases were made in order to remove securities that had achieved their target price and add new securities with more appreciation potential.

For the third quarter ended May 31, 2011, the portfolio holdings of the Fund underperformed the Index. The investments of the Fund experienced a 0.52% return versus a 1.84% return for the Index. For the trailing 12-month period ended May 31, 2011, the portfolio holdings of the Fund out-performed the Index with the investments of the Fund experiencing a 30.64% return versus a 25.95% return for the Index. Please review the Performance Analysis section of this report for additional performance information. The portfolio continued to be heavily invested in equities which represent 89.0% of the assets with cash and money funds representing 11.0% of the assets.

The economic sectors of the Index that improved the most on average during the quarter were Health Care (+10.04%), Telecommunication Services (+8.44%), and Consumer Staples (+8.07%) sectors while the Energy (-2.83%), Financials (-2.56%) and the Information Technology (-2.17%) sectors were the lowest performing within the Index. The portfolio performance was led by its holdings in Consumer Staples, Utilities, and Healthcare sectors during this quarter; the lower performing sectors in the portfolio were Materials, Financials and Information Technology. While the equity markets have not fully returned to levels prior to the financial crisis, significant appreciation from the lows has occurred.

As of the end of the third quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Telecommunication Services, Utility, and Energy sectors. The largest allocations were Information Consumer Discretionary (14.9%), Financials (13.2%), and Healthcare (12.9%) sectors. The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of GameStop (+40.25%), Dean Foods (+31.44%), and Western Digital Corp. (+19.85%). The Fund’s portfolio performance was most negatively affected by certain holdings in the Materials sector (United States Steel and Nucor Corp. with relative returns down 19.79% and 11.72%, respectively) and the Financials sector (Morgan Stanley and

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Bank of America Corp. with returns down 18.60% and 17.77%, respectively). During the third quarter, several disposals and purchases were made in order to remove securities that had achieved their target price and add new securities with more appreciation potential.

For the fourth quarter ended August 31, 2011, the portfolio holdings of the Fund underperformed the Index. The investments of the Fund experienced a -13.83% return versus a return for the Index of -8.90%. For the trailing 12-month period ended August 31, 2011, the portfolio holdings of the Fund under-performed the Index with the investments of the Fund experiencing a 15.99% return versus a 18.50% return for the Index. Please review the Performance Analysis section of this report for additional performance information. The portfolio continued to be heavily invested in equities which represent 94.0% of the assets with cash and money funds representing 6.0% of the assets.

The economic sectors of the Index that improved the most on average during the quarter were Utilities (+1.67%), Consumer Staples (-2.36%), and Information Technology (-3.25%) sectors while the Financials (-14.82%), Industrials (-12.71%) and the Energy (-10.03%) sectors were the lowest performing within the Index. The portfolio performance was led by its holdings in Utilities, Telecommunication Services and Energy sectors during this quarter; the lower performing sectors in the portfolio were Materials, Consumer Staples and Financials. While the equity markets still have yet to returned to levels prior to the financial crisis, appreciation from the lows has occurred. The fourth quarter included significant depreciation in the early weeks of August, following a cut in the US Credit Rating.

As of the end of the fourth quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Utility, Telecommunication Services and Energy sectors. The largest allocations were Financials (20.0%), Information Technology (15.0%) and Consumer Discretionary (14.1%) sectors. The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of Merck & Co. (+6.80%), Microsoft Corp. (+6.36%), and Sprint Nextel (+3.30%). The Fund’s portfolio performance was most negatively affected by certain holdings in the Consumer Staples sector (Dean Foods Co. with a return of -37.75%), the Materials Sector (US Steel Corp. with a return of -34.70%) and the Financials sector (Hudson City Bancorp and Bank of America Corp. with relative returns down 31.98% and 30.47%, respectively). During the fourth quarter, several disposals and purchases were made in order to remove securities that had achieved their target price and add new securities with more appreciation potential. Additionally, the cash balance was previously held at a higher level and was used to average into the equity market in the early weeks of August when the general market was at its lows for the quarter. As of the end of the quarter, cash represented 6.0% of the assets.

What is the Fund’s strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 Index which generally consist of large name brand corporations with good fundamentals and broad product diversification. The Fund’s adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its “value investing” approach valuation model; thereby, allowing the market’s volatility to identify those securities that become under-valued and are poised to be the next performers in the market. Sector allocation in the Fund’s portfolio

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

will primarily be determined by which companies are available for purchase pursuant to the fund strategy. It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively invest the cash into equities identified by the primary investment strategy as opportunities present themselves or for dollar-cost-averaging into currently held positions. This strategy is executed with a long-term outlook and will have periods of under-performance and out-performance versus its Index. Therefore, the Fund’s daily performance can and will vary dependant upon current market conditions.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE SELECT VALUE FUND PERFORMANCE — August 31, 2011 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Monteagle Select Value Fund Class I Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2011)
	One Year	Five Years	Ten Years or Since Inception (a)
Monteagle Select Value Fund
Class I Shares	15.99%	(2.53)%	2.54%
Class A Shares with sales load	9.87%	N/A	5.85%
Class A Shares without sales load	15.65%	N/A	8.88%
Class C Shares	14.81%	N/A	8.10%
S&P 500 Index	18.50%	0.78%	2.70%

(a)	Represents the period from the commencement of operations (November 6, 2009) through August 31, 2011 for the Class A and Class C Shares.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Select Value Fund Class I Shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Select Value Fund, which will not invest in certain securities comprising this index.

MONTEAGLE VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund Perform?

For the year ended August 31, 2011, the Fund reported a total return of 16.95 percent. The S&P 500 Index and the Russell 2000 Value Index had total returns of 18.5% and 16.86% for the same time period. The Fund’s net asset value per share as of August 31, 2011 was $15.55 versus $13.41 at August 31, 2010.

What is the Fund’s investment approach?

The Fund’s investment goal is to achieve maximum returns through investing in undervalued companies. The Fund determines value usually based on price-to-earnings ratios, but also reviews historical price to book value ratios, dividend yield and balance sheet quality in determining whether prospective investments are truly undervalued. The sub-adviser will hold 30 to 40 equities. The Fund seeks to maintain a minimum average market capitalization of $5 billion. The current average market capitalization exceeds $38 billion. The current price earnings ratio is 11.4 times 2012 earnings and currently yields 2.9 percent. The S&P 500 currently trades at 11.4 times 2012 earnings and yields 2.0 percent.

The Fund’s sub-adviser also makes industry determinations based upon interest rate cycles. Historical relationships between short-term and long-term U.S. Treasury securities impact industry weightings as easier money promotes growth in inflation while tight money favors disinflation.

The Fund also makes investments for the long-term, generally seeking to hold the positions for three to five years unless extraordinary events such as mergers, acquisitions or deterioration of the industry or company.

What influenced the Fund’s performance?

During the year ended August 31, 2011, the Fund achieved its performance as a result of improving economic activity though world equity markets have been stifled through tighter monetary policies in China and Brazil. Unemployment in the U.S. remains high and the recent market correction has adjusted to more modest economic projections for the coming twelve months by leading economists. The financial sector continues to plague the overall market representing 13% of the S&P 500 resulting in the Fed announcing continued low short-term interest rates through 2013.

During the first quarter ending November 30, 2010 the Monteagle Value Fund outperformed the S&P 500 returning 14.50% versus 13.08% for the S&P 500. Economically sensitive issues including energy, commodities, and industrials outperformed the market during the quarter. Federal Reserve policy continued to maintain low short-term interest rates and accommodation at the Discount window allowing banks and investment banks the ability to borrow. Corporations continue to issue corporate bonds in the low interest rate environment. The Fund continues to favor economically sensitive issues with low short-term interest rates supported by Quantitative Easing II. The market provided positive returns during the quarter as result.

The Fund made no changes during the quarter as it maintains its long-term buy and hold strategy.

During the second quarter ending February 28, 2011 the Monteagle Value Fund had modest underperformance versus the S&P 500. During the quarter ended February 28, 2011 the Fund returned 11.92% versus 12.95% for the S&P 500. Federal Reserve policy continued to maintain low short-

MONTEAGLE VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

term interest rates and continued purchasing bonds under the QE II program. Adjusted reserves in the financial system have risen though money supply did not grow significantly during the quarter. The Monteagle Value Fund continues to favor economically sensitive issues and believes that with the economic recovery will bid commodity prices higher. The Fund favors industrials, energy and materials industries. During the quarter, the Fund sold its holdings in Eastman Chemical, CSX Corp., Goodrich, Triumph Group, Aspen Holdings, Legg Mason, and Trinity Industries. The Fund reduced holdings in Newmont Mining, Halliburton, Tidewater, Inc., and Marathon Oil. The Fund purchased Raytheon, Nucor Corp., Interpublic Group, Medtronics, Inc., Boston Scientific, Dell Computer, CalMaine Foods, Calgon Carbon Corp., Cubist Pharmaceuticals, Inc., and AOL, Inc.

During the third quarter ending May 31, 2011 the Monteagle Value Fund had modest underperformance versus the S&P 500 during the quarter ended May 31, 2011. During the quarter ended May 31, 2011 the Fund returned 0.38% versus 1.84% for the S&P 500. Federal Reserve completed its QE II Open Market Purchases and the market began adjusting to anemic economic growth during the spring. The world markets also began subsiding as many moved to negative returns particularly in China, India, and Brazil. The Monteagle Value Fund continues to favor economically sensitive issues although the obvious policy changes at the Fed and other world central banks have quelled the commodity markets. Turmoil in the European financial markets has created questions about the Euro being a formidable reserve currency against the dollar. Political unrest in the Middle East has cast a shadow on the U.S. dollar being supplanted by another currency as the World’s Reserve Currency. Bracing for a severe economic slowdown as a result of this stalled the world’s stock markets during this period.

During the quarter, the Fund made no changes to its portfolio.

During the fourth quarter ending August 31, 2011 the Monteagle Value Fund modestly underperformed versus the S&P 500. During the quarter ended August 31, 2011 the Fund returned -9.09% versus -8.90% for the S&P 500. The Fed completed its QE II early in the summer and the market greeted investors with the beginning of a market correction. Federal Reserve policy continues to maintain low short-term interest rates. Money supply growth has recently accelerated with M-2 growth exceeding 10% for the first time in several months. The Fed is rapidly printing fresh new money. Surprisingly, the U.S. bond market continued to rally taking yields to record lows predicting deflation instead of inflation. The weakness in the economy sets the stage for either a new QE III or some variation of the previous Open Market purchases. The recent market correction has driven price earnings ratios down and market yields up. The S&P 500 yield is currently twice the yield of the 5 year U.S. Treasury bond and matches the 10 year Treasury bond.

During the quarter, the Fund made no changes to its portfolio.

The current market has become more erratic due to the advent of the professional trader and the explosive growth of the ETF industry. During the first half of the year, the bond market’s strength actually took record amounts of cash from the stock market which also impeded the overall returns for the Fund. The recent decline in yields on U.S. Treasury securities reached 30 year lows. Ultimately, we anticipate that improved stock market returns will attract money away from bonds for the foreseeable future.

MONTEAGLE VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

The current U.S. Treasury yield curve supports growing economic activity. The Federal Reserve has reiterated its willingness to do what is necessary to avert further deflationary pressures associated with job and housing weakness.

What is the Fund’s current strategy?

The Fund continues to focus on consistency in earnings in its holdings. The Fund remains committed to economically sensitive issues including energy, materials, and industrials. The Fund has a modest overweight in energy, materials, telecommunications and industrials as the economic recovery continues to sputter and recent Fed policy statements indicated they were concerned that it would be willing to accept higher inflation as it fends off deflationary forces. The Fund is underweight financials, utilities, health and technology sectors. The Fund believes that worldwide economic recovery has started though unemployment remains high and housing weak.

The Fund’s current industry weightings are as follows:

	MVRGX	S&P 500
Industrials	3.3%	13.0%
Energy	13.6%	8.4%
Materials	24.1%	6.2%
Financials	1.9%	13.1%
Health	15.8%	11.7%
Technology	10.2%	14.7%
Telecom	10.1%	0.7%
Utilities	5.5%	5.0%
Consumer Staples	2.4%	7.6%
Consumer Discretion	11.1%	19.6%

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE VALUE FUND PERFORMANCE — August 31, 2011 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Monteagle Value Fund
Class I Shares, the S&P 500 Index and the Russell 2000 Value Index

Average Annual Total Return (for the periods ended August 31, 2011)
	One Year	Five Years	Ten Years or Since Inception (a)
Monteagle Value Fund
Class I Shares	16.95%	1.69%	4.79%
Class A Shares with sales load	10.69%	N/A	5.48%
Class A Shares without sales load	16.52%	N/A	8.50%
Class C Shares	15.74%	N/A	7.75%
S&P 500 Index	18.50%	0.78%	2.70%
Russell 2000 Value Index	16.86%	(0.62)%	6.45%

(a)	Represents the period from the commencement of operations (November 6, 2009) through August 31, 2011 for the Class A and Class C Shares.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Value Fund Class I Shares versus the S&P 500 Index and the Russell 2000 Value Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index and the Russell 2000 Value Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Monteagle Value Fund, which will not invest in certain securities comprising these indices.

MONTEAGLE FIXED INCOME FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2011 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings*	(% of Net Assets)
U.S. Treasury Note, 3.625%, due 02/15/2020	7.13%
FNMA, Pool 386008, 4.52%, due 04/01/2013	3.57%
FFCB, 4.875%, due 12/16/2015	2.74%
U.S. Treasury Note, 3.75%, due 11/15/2018	2.71%
U.S. Treasury Note, 3.625%, due 08/15/2019	2.68%
FHLMC, 3.75%, due 03/27/2019	2.65%
FHLMC, Series 3290 PD, 5.50%, due 03/15/2035	2.61%
Johnson & Johnson, 5.15%, due 07/15/2018	2.27%
FHLMC, Series 2841 BY, 5.00%, due 08/15/2019	2.19%
General Dynamics Corp., 5.25%, due 02/01/2014	2.00%

Sector Allocation*	(% of Net Assets)
Corporate Bonds	45.49%
U.S. Government and Agency Obligations	30.61%
Mortgage-Backed Securities	15.88%
Money Market Funds	7.37%
Other Assets in Excess of Liabilities	0.65%
100.00%

*
All holdings information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. The holdings information presented represents fair value at August 31, 2011 as a percentage of the Fund’s net assets.

MONTEAGLE INFORMED INVESTOR GROWTH FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2011 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings*	(% of Net Assets)
ProShares Ultra QQQ	8.84%
ProShares Ultra S&P 500	8.79%
ProShares Ultra Russell 2000	8.76%
CF Industies Holdings, Inc.	5.57%
Green Mountain Coffee, Inc.	5.28%
Apple, Inc.	5.23%
Mastercard, Inc. - Class A	4.93%
Baidu, Inc.	4.85%
Potash Corp. of Saskatchewan, Inc.	4.82%
Dollar Tree, Inc.	4.79%

Top Ten Portfolio Industries*	(% of Net Assets)
Chemicals	10.39%
Pharmaceuticals	10.27%
Beverages	9.07%
Internet	9.02%
Retail	7.25%
Computers	5.23%
Commercial Services	4.93%
Apparel	4.72%
60.88%

Economic Sectors with Cash and Other Assets*	(% of Net Assets)
Money Market Funds	50.37%
Exchange-Traded Funds	26.38%
Consumer, Non-cyclical	24.27%
Consumer, Cyclical	11.96%
Basic Materials	10.40%
Communications	9.02%
Technology	5.23%
Liabilities in Excess of Other Assets	(37.63)%
100.00%

*
All holdings information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. The holdings information presented represents fair value at August 31, 2011 as a percentage of the Fund’s net assets.

MONTEAGLE QUALITY GROWTH FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2011 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings*	(% of Net Assets)
Apple, Inc.	5.98%
Exxon Mobil Corp.	4.71%
International Business Machines Corp.	4.04%
Coca-Cola Co.	3.39%
Apache Corp.	2.91%
W.W. Grainger, Inc.	2.80%
QUALCOMM, Inc.	2.78%
Microsoft Corp.	2.78%
Schlumberger Ltd.	2.76%
Google, Inc.	2.76%

Top Ten Portfolio Industries*	(% of Net Assets)
Computers	12.61%
Oil & Gas	7.63%
Telecommunications	6.51%
Retail	6.26%
Internet	5.21%
Beverages	4.58%
Software	4.53%
Machinery - Diversified	4.34%
Healthcare - Products	4.23%
Oil & Gas Services	3.79%
59.69%

Economic Sectors with Cash and Other Assets*	(% of Net Assets)
Technology	22.83%
Consumer, Non-cyclical	14.62%
Industrial	15.39%
Communications	11.83%
Consumer, Cyclical	12.66%
Energy	13.10%
Financial	3.10%
Basic Materials	4.65%
Money Market Funds	0.43%
Utilities	1.15%
Other Assets in Excess of Liabilities	0.24%
100.00%

*
All holdings information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. The holdings information presented represents fair value at August 31, 2011 as a percentage of the Fund’s net assets.

MONTEAGLE SELECT VALUE FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2011 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings*	(% of Net Assets)
UnitedHealth Group, Inc.	3.96%
WellPoint, Inc.	3.24%
Pfizer, Inc.	2.62%
Applied Materials, Inc.	2.60%
Genworth Financial, Inc.	2.28%
Harris Corp.	2.27%
Raytheon Co.	2.19%
Morgan Stanley	2.12%
Wal-Mart Stores, Inc.	2.09%
GameStop Corp. - Class A	2.06%

Top Ten Portfolio Industries*	(% of Net Assets)
Insurance	10.74%
Retail	9.91%
Healthcare - Services	7.20%
Banks	6.80%
Telecommunications	6.39%
Oil & Gas	5.19%
Semiconductors	4.57%
Computers	3.55%
Commercial Services	3.49%
Pharmaceuticals	3.42%
61.26%

Economic Sectors with Cash and Other Assets*	(% of Net Assets)
Financial	19.93%
Consumer, Non-cyclical	18.84%
Consumer, Cyclical	13.12%
Technology	11.21%
Communications	9.52%
Industrial	8.71%
Basic Materials	6.14%
Money Market Funds	6.01%
Energy	5.19%
Utilities	1.13%
Other Assets in Excess of Liabilities	0.20%
100.00%

*
All holdings information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. The holdings information presented represents fair value at August 31, 2011 as a percentage of the Fund’s net assets.

MONTEAGLE VALUE FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2011 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings*	(% of Net Assets)
E.I. du Pont de Nemours & Co.	5.01%
Barrick Gold Corp.	5.00%
Newmont Mining Corp.	4.40%
AT&T, Inc.	4.01%
Pfizer, Inc.	4.00%
Gap, Inc.	3.95%
Tidewater, Inc.	3.77%
Merck & Co., Inc.	3.76%
Duke Energy Corp.	3.40%
Halliburtion Co.	3.12%

Top Ten Portfolio Industries*	(% of Net Assets)
Mining	12.62%
Telecommunications	11.67%
Pharmaceuticals	9.86%
Retail	8.11%
Oil & Gas	6.79%
Electric	5.21%
Semiconductors	5.14%
Chemicals	5.01%
Transportation	3.77%
Healthcare Products	3.20%
71.38%

Economic Sectors with Cash and Other Assets*	(% of Net Assets)
Consumer, Non-cyclical	19.72%
Basic Materials	19.53%
Communications	12.71%
Industrial	12.25%
Energy	9.91%
Consumer, Cyclical	8.11%
Technology	7.02%
Utilities	5.21%
Financial	3.62%
Money Market Funds	1.77%
Other Assets in Excess of Liabilities	0.15%
100.00%

*
All holdings information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. The holdings information presented represents fair value at August 31, 2011 as a percentage of the Fund’s net assets.

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS — August 31, 2011

Par Value	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (b) - 30.61%	Fair Value
	U.S. Treasury Notes - 15.86%
$500,000	2.625%, due 08/15/2020	$524,414
500,000	3.125%, due 05/15/2021	541,644
750,000	3.625%, due 08/15/2019	854,883
2,000,000	3.625%, due 02/15/2020	2,274,062
750,000	3.75%, due 11/15/2018	862,793
		5,057,796
	Federal Farm Credit Bank - 2.73%
750,000	4.875%, due 12/16/2015	872,443

	Federal Home Loan Bank - 5.11%
500,000	5.05%, due 01/03/2018	528,494
250,000	5.125%, due 08/14/2013	273,476
500,000	5.25%, due 06/18/2014	566,923
250,000	5.75%, due 05/15/2012	259,759
		1,628,652
	Federal Home Loan Mortgage Corporation - 2.65%
750,000	3.75%, due 03/27/2019	844,413

	Federal National Mortgage Association - 4.26%
500,000	5.00%, due 03/02/2015	575,288
250,000	5.00%, due 08/02/2012	260,956
500,000	5.00%, due 08/02/2012	521,533
		1,357,777

	Total U.S. Government and Agency Obligations (Cost $8,854,170)	9,761,081

Par Value	CORPORATE BONDS - 45.49%	Fair Value
	Aerospace & Defense - 3.85%
$575,000	General Dynamics Corp., 5.25%, due 02/01/2014	$636,919
500,000	United Technologies Corp., 5.375%, due 12/15/2017	591,652
		1,228,571
	Banks - 12.10%
500,000	Bank of America Corp., 4.875%, due 01/15/2013	507,220
500,000	Goldman Sachs Group, Inc., 5.95%, due 01/18/2018	532,741
500,000	JPMorgan Chase & Co., 2.05%, due 01/24/2014	507,931
500,000	JPMorgan Chase & Co., 6.00%, due 01/15/2018 (b)	559,044

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS — August 31, 2011 (Continued)

Par Value	CORPORATE BONDS - 45.49% (Continued)	Fair Value
	Banks - 12.10% (Continued)
$500,000	Morgan Stanley, 3.45%, due 11/02/2015	$484,371
200,000	Morgan Stanley, 6.60%, due 04/01/2012	205,767
500,000	PNC Funding Corp., 4.375%, 08/11/2020	530,340
250,000	State Street Corp., 4.30%, due 05/30/2014	270,466
250,000	Wells Fargo & Co., 5.25%, due 10/23/2012	262,345
		3,860,225
	Beverages - 1.65%
500,000	Bottling Group, LLC, 4.625%, due 11/15/2012	524,671

	Biotechnology - 1.74%
250,000	Amgen, Inc., 4.50%, due 03/15/2020 (b)	274,373
250,000	Amgen, Inc., 4.85%, due 11/18/2014	280,647
		555,020
	Chemicals - 0.83%
250,000	Sherwin-Williams, Co., 3.125%, due 12/15/2014	265,482

	Computers - 1.21%
350,000	Hewlett-Packard Co., 6.125%, due 03/01/2014	386,272

	Diversified Financial Services - 3.39%
500,000	CME Group, Inc., 5.75%, due 02/15/2014	553,669
500,000	Toyota Motor Credit Corp., 3.20%, due 06/17/2015	528,510
		1,082,179
	Electric - 3.44%
500,000	Florida Power Corp., 4.55%, due 04/01/2020 (b)	554,383
500,000	Georgia Power Co., 4.25%, due 12/01/2019	543,578
		1,097,961
	Electrical Components - 0.91%
250,000	Emerson Electric Co., 5.125%, due 12/01/2016 (b)	291,376

	Food - 1.36%
400,000	McCormick & Co., Inc., 5.25%, due 09/01/2013 (b)	434,396

	Healthcare - Products - 2.27%
600,000	Johnson & Johnson, 5.15%, due 07/15/2018 (b)	722,895

	Healthcare - Services - 0.05%
15,000	UnitedHealth Group, Inc., 5.00%, due 08/15/2014	16,547

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS — August 31, 2011 (Continued)

Par Value	CORPORATE BONDS - 45.49% (Continued)	Fair Value
	Household Products - 0.85%
$250,000	Kimberly-Clark Corp., 5.00%, due 08/15/2013	$270,386

	Miscellaneous Manufacturing - 1.76%
500,000	General Electric Co., 5.25%, due 12/06/2017	561,293

	Office & Business Equipment - 0.86%
250,000	Pitney Bowes, Inc., 5.75%, due 09/15/2017 (b)	272,824

	Oil & Gas - 1.71%
250,000	BP Capital Markets, PLC, 4.75%, due 03/10/2019 (b)	276,481
250,000	ConocoPhillips Australia Funding Co., 5.50%, due 04/15/2013	269,278
		545,759
	Pharmaceuticals - 2.71%
250,000	Abbott Laboratories, 5.15%, due 11/30/2012	264,655
500,000	GlaxoSmithKline Capital, Inc., 5.65%, due 05/15/2018	600,056
		864,711
	Retail - 0.82%
250,000	Lowe's Cos., Inc., 5.60%, due 09/15/2012	262,612

	Telecommunications - 3.98%
500,000	AT&T, Inc., 2.95%, due 05/15/2016	519,383
200,000	AT&T, Inc., SBC Comm, 5.625%, due 06/15/2016	228,656
500,000	Verizon Communications, Inc.. 3.00%, due 04/01/2016	521,103
		1,269,142

	Total Corporate Bonds (Cost $13,413,766)	14,512,322

Par Value	MORTGAGE-BACKED SECURITIES (b) - 15.88%	Fair Value
	Federal Home Loan Mortgage Corporation - 5.98%
$127,902	Series 15L, 7.00%, due 07/25/2023	$134,253
213,562	Series 2840 VC, 5.00%, due 08/15/2015	225,189
629,686	Series 2841 BY, 5.00%, due 08/15/2019	697,664
17,487	Series 3058 WV, 5.50%, due 10/15/2035	17,633
750,000	Series 3290 PD, 5.50%, due 3/15/2035	832,038
		1,906,777

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS — August 31, 2011 (Continued)

Par Value	MORTGAGE-BACKED SECURITIES (b) - 15.88% (Continued)	Fair Value
	Federal National Mortgage Association - 8.20%
$1,100,000	Pool 386008, 4.52%, due 04/01/2013	$1,139,725
209,594	Pool 545759, 6.50%, due 07/01/2032	238,954
100,356	Pool 725421, 7.00%, due 09/01/2017	110,597
96,897	Pool 754289, 6.00%, due 11/01/2033	108,502
269,475	Pool 882684, 6.00%, due 06/01/2036	302,591
300,000	Series 2003-54-PG, 5.50%, due 09/25/2032	328,164
346,540	Series 2007-40-PT, 5.50%, due 05/25/2037	386,227
		2,614,760
	Government National Mortgage Association - 1.70%
146,628	Pool 476998, 6.50%, due 07/15/2029	169,291
145,477	Pool 648337, 5.00%, due 10/15/2020	158,200
190,968	Pool 676516, 6.00%, due 02/15/2038	215,262
		542,753

	Total Mortgage-Backed Securities (Cost $4,708,958)	5,064,290

Shares	MONEY MARKET FUNDS - 7.37%	Fair Value
2,349,423	Fidelity Institutional Money Market Fund Class I, 0.15% (a) (Cost $2,349,423)	$2,349,423

	Total Investments at Fair Value - 99.35% (Cost $29,326,317)	$31,687,116

	Other Assets in Excess of Liabilities, Net - 0.65%	207,469

	Net Assets - 100.00%	$31,894,585

(a)	Rate shown represents the yield at August 31, 2011, is subject to change and resets daily.
(b)
Categorized in level 2 of the fair value hierarchy; for additional information and description of the levels, refer to the table included in Note 2 of the accompanying notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2011

Shares	COMMON STOCKS - 60.88%	Fair Value
	Apparel - 4.72%
31,100	Crocs, Inc. (a)	$850,896

	Beverages - 9.07%
9,100	Green Mountain Coffee, Inc. (a)	953,134
8,000	Hansen Natural Corp. (a)	682,560
		1,635,694
	Chemicals - 10.39%
5,500	CF Industries Holdings, Inc.	1,005,510
15,000	Potash Corp. of Saskatchewan, Inc.	869,700
		1,875,210
	Commercial Services - 4.93%
2,700	Mastercard, Inc. - Class A	890,217

	Computers - 5.23%
2,450	Apple, Inc. (a)	942,833

	Internet - 9.02%
6,000	Baidu, Inc. - ADR (a)	874,680
1,400	Priceline.com, Inc. (a)	752,164
		1,626,844
	Pharmaceuticals - 10.27%
12,700	Herbalife Ltd.	708,660
4,500	Perrigo Co.	426,330
23,900	Questcor Pharmaceuticals, Inc. (a)	718,195
		1,853,185
	Retail - 7.25%
12,100	Dollar Tree, Inc. (a)	864,182
4,900	McDonald's Corp.	443,254
		1,307,436

	Total Common Stocks (Cost $10,505,960)	10,982,315

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2011 (Continued)

Shares	EXCHANGE-TRADED FUNDS - 26.38%	Fair Value
19,800	ProShares Ultra QQQ (a)	$1,594,296
45,200	ProShares Ultra Russell 2000	1,579,740
35,900	ProShares Ultra S&P 500	1,585,703

	Total Exchange-Traded Funds (Cost $4,664,198)	4,759,739

Shares	MONEY MARKET FUND - 50.37%	Fair Value
9,086,729	Fidelity Institutional Money Market Fund Class I, 0.15% (b) (Cost $9,086,729)	$9,086,729

	Total Investments at Fair Value - 137.63% (Cost $24,256,887)	$24,828,783

	Liabilities in Excess of Other Assets, Net - (37.63)%	(6,788,890)

	Net Assets - 100.00%	$18,039,893

(a)	Non-income producing security.
(b)	Rate shown represents the yield at August 31, 2011, is subject to change and resets daily.
ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2011

Shares	COMMON STOCKS - 99.34%	Fair Value
	Advertising - 0.99%
5,540	Omnicom Group, Inc.	$224,647

	Aerospace & Defense - 1.49%
4,560	United Technologies Corp.	338,580

	Apparel - 1.84%
4,825	NIKE, Inc. - Class B	418,086

	Beverages - 4.58%
10,950	Coca-Cola Co.	771,428
4,228	PepsiCo, Inc.	272,410
		1,043,838
	Biotechnology - 1.01%
3,855	Celgene Corp. (a)	229,257

	Chemicals - 2.57%
1,810	Air Products & Chemicals, Inc.	148,185
2,389	CF Industries Holdings, Inc.	436,757
		584,942
	Coal - 1.69%
7,895	Peabody Energy Corp.	385,276

	Computers - 12.61%
3,540	Apple, Inc. (a)	1,362,298
9,280	Cognizant Technology Solutions Corp. - Class A (a)	588,816
5,355	International Business Machines Corp.	920,578
		2,871,692
	Cosmetics & Personal Care - 1.99%
1,855	Estee Lauder Cos., Inc.	181,159
4,280	Procter & Gamble Co.	272,550
		453,709
	Distribution &Wholesale - 2.80%
4,140	W.W. Grainger, Inc.	637,974

	Diversified Financial Services - 3.10%
4,333	American Express Co.	215,393
1,455	BlackRock, Inc.	239,711
10,003	Discover Financial Services	251,675
		706,779

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2011 (Continued)

Shares	COMMON STOCKS - 99.34% (Continued)	Fair Value
	Electronics - 1.58%
7,675	Amphenol Corp. - Class A	$360,571

	Food - 1.24%
4,279	Whole Foods Market, Inc.	282,542

	Gas - 1.15%
4,280	National Fuel Gas Co.	262,578

	Healthcare - Products - 4.23%
10,676	Baxter International, Inc.	597,642
3,829	CR Bard, Inc.	364,751
		962,393
	Home Furnishings - 0.55%
2,165	Tempur-Pedic International, Inc. (a)	126,090

	Internet - 5.21%
1,415	Amazon.com, Inc. (a)	304,635
8,195	eBay, Inc. (a)	252,980
1,160	Google, Inc. - Class A (a)	627,514
		1,185,129
	Leisure Time - 1.20%
2,495	Polaris Industries, Inc.	274,126

	Machinery - Construction & Mining - 0.91%
2,280	Caterpillar, Inc.	207,480

	Machinery - Diversified - 4.34%
4,685	Cummins, Inc.	435,330
7,175	Roper Industries, Inc.	552,116
		987,446
	Media - 1.91%
12,745	Walt Disney Co.	434,095

	Metal Fabricate & Hardware - 2.06%
2,860	Precision Castparts Corp.	468,611

	Mining - 2.08%
10,066	Freeport-McMoRan Copper & Gold, Inc.	474,511

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2011 (Continued)

Shares	COMMON STOCKS - 99.34% (Continued)	Fair Value
	Miscellaneous Manufacturing - 2.52%
12,539	Danaher Corp.	$574,412

	Oil & Gas - 7.63%
6,430	Apache Corp.	662,740
14,495	Exxon Mobil Corp.	1,073,210
		1,735,950
	Oil & Gas Services - 3.79%
1,450	CARBO Creamics, Inc.	232,217
8,055	Schlumberger Ltd.	629,257
		861,474
	Packaging & Containers - 1.56%
9,880	Ball Corp.	354,890

	Pharmaceuticals - 1.57%
4,731	Abbott Laboratories	248,425
2,320	Express Scripts, Inc. (a)	108,901
		357,326
	Retail - 6.26%
6,295	McDonald's Corp.	569,446
8,380	Nordstrom, Inc.	380,955
8,925	Wal-Mart Stores, Inc.	474,899
		1,425,300
	Semiconductors - 2.91%
16,375	Microchip Technology, Inc.	537,427
2,530	Rovi Corp. (a)	123,692
		661,119
	Software - 4.53%
23,768	Microsoft Corp.	632,229
14,225	Oracle Corp.	399,296
		1,031,525
	Telecommunications - 6.51%
11,025	American Tower Corp. - Class A (a)	593,806
7,065	CenturyLink, Inc.	255,400
12,300	QUALCOMM, Inc.	632,958
		1,482,164
	Transportation - 0.93%
2,700	FedEx Corp.	212,544

	Total Common Stocks (Cost $19,179,936)	22,617,056

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2011 (Continued)

Shares	MONEY MARKET FUND - 0.42%	Fair Value
96,774	Fidelity Institutional Money Market Fund Class I, 0.15% (b) (Cost $96,774)	$96,774

	Total Investments at Fair Value - 99.76% (Cost $19,276,710)	$22,713,830

	Other Assets in Excess of Liabilities, Net - 0.24%	53,573

	Net Assets - 100.00%	$22,767,403

(a)	Non-income producing security.
(b)	Rate shown represents the yield at August 31, 2011, is subject to change and resets daily.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2011

Shares	COMMON STOCKS - 88.87%	Fair Value
	Aerospace & Defense - 3.17%
1,300	Lockheed Martin Corp.	$96,447
4,953	Raytheon Co.	214,118
		310,565
	Banks - 6.80%
7,400	Bank of America Corp.	60,458
1,091	Goldman Sachs Group, Inc.	126,796
19,947	KeyCorp	132,448
11,849	Morgan Stanley	207,357
5,310	Wells Fargo & Co.	138,591
		665,650
	Biotechnology - 1.93%
4,747	Gilead Sciences, Inc. (a)	189,334

	Building Materials - 1.47%
16,216	Masco Corp.	143,836

	Chemicals - 1.71%
5,900	Dow Chemical Co.	167,855

	Commercial Services - 3.49%
12,630	H&R Block, Inc.	190,966
9,899	RR Donnelley & Sons Co.	150,960
		341,926
	Computers - 3.55%
6,094	Computer Sciences Corp.	186,842
6,175	Hewlett-Packard Co.	160,735
		347,577
	Diversified Financial Services - 1.19%
436	CME Group, Inc.	116,464

	Electric - 1.13%
2,500	FirstEnergy Corp.	110,625

	Food - 1.89%
21,444	Dean Foods Co. (a)	185,276

	Hand & Machine Tools - 1.40%
2,600	Snap-On, Inc.	137,566

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2011 (Continued)

Shares	COMMON STOCKS - 88.87% (Continued)	Fair Value
	Healthcare - Products - 0.90%
1,800	Stryker Corp.	$87,912

	Healthcare - Services - 7.20%
8,167	UnitedHealth Group, Inc.	388,096
5,016	WellPoint, Inc.	317,513
		705,609
	Home Furnishings - 1.98%
3,087	Whirlpool Corp.	193,524

	Housewares - 1.23%
8,700	Newell Rubbermaid, Inc.	120,408

	Insurance - 10.74%
3,715	Aflac, Inc.	140,130
6,388	Allstate Corp.	167,621
4,827	Assurant, Inc.	169,766
32,310	Genworth Financial, Inc. (a)	223,262
5,495	MetLife, Inc.	184,632
3,311	Prudential Financial, Inc.	166,245
		1,051,656
	Iron & Steel - 2.47%
4,197	Nucor Corp.	151,428
3,000	United States Steel Corp.	90,360
		241,788
	Media - 3.13%
12,459	Gannett Co., Inc.	143,901
458	Washington Post Co. - Class B	162,938
		306,839
	Mining - 1.96%
12,000	Titanium Metals Corp.	192,360

	Miscellaneous Manufacturing - 1.22%
7,300	General Electric Co.	119,063

	Office & Business Equipment - 1.24%
14,634	Xerox Corp.	121,462

	Oil & Gas - 5.19%
2,200	ConocoPhillips	149,754

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2011 (Continued)

Shares	COMMON STOCKS - 88.87% (Continued)	Fair Value
	Oil & Gas - 5.19% (Continued)
2,683	Diamond Offshore Drilling, Inc.	$170,988
5,200	Rowan Cos., Inc. (a)	187,564
		508,306
	Pharmaceuticals - 3.42%
2,392	Merck & Co., Inc.	79,223
13,500	Pfizer, Inc.	256,230
		335,453
	Retail - 9.91%
5,305	Best Buy Co., Inc.	135,755
5,607	CVS Caremark Corp.	201,347
8,423	GameStop Corp. - Class A (a)	201,562
2,000	Kohl's Corp.	92,680
10,382	RadioShack Corp.	135,070
3,848	Wal-Mart Stores, Inc.	204,752
		971,166
	Savings & Loans - 1.21%
19,082	Hudson City Bancorp, Inc.	118,499

	Semiconductors - 4.57%
22,477	Applied Materials, Inc.	254,440
5,300	Intel Corp.	106,689
12,460	MEMC Electronic Materials, Inc. (a)	86,971
		448,100
	Software - 1.85%
6,806	Microsoft Corp.	181,040

	Telecommunications - 6.39%
4,000	AT&T, Inc.	113,920
9,571	Corning, Inc.	143,852
5,509	Harris Corp.	222,288
38,760	Sprint Nextel Corp. (a)	145,738
		625,798
	Transportation - 1.45%
2,100	Norfolk Southern Corp.	142,128

	Total Common Stocks (Cost $9,847,976)	9,187,785

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2011 (Continued)

Shares	MONEY MARKET FUND - 6.01%	Fair Value
588,588	Fidelity Institutional Money Market Fund Class I, 0.15% (b) (Cost $588,588)	$588,588

	Total Investments at Fair Value - 99.80% (Cost $10,436,564)	$9,776,373

	Other Assets in Excess of Liabilities, Net - 0.20%	19,208

	Net Assets - 100.00%	$9,795,581

(a)	Non-income producing security.
(b)	Rate shown represents the yield at August 31, 2011, is subject to change and resets daily.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2011

Shares	COMMON STOCKS - 98.08%	Fair Value
	Advertising - 1.64%
27,000	Interpublic Group of Cos., Inc.	$233,010

	Aerospace & Defense - 1.92%
6,300	Raytheon Co.	272,349

	Biotechnology - 2.68%
11,000	Cubist Pharmaceuticals, Inc. (a)	381,590

	Chemicals - 5.01%
14,750	E.I. du Pont de Nemours & Co.	711,983

	Commercial Services - 1.69%
16,000	SAIC, Inc. (a)	240,000

	Computers - 1.88%
18,000	Dell, Inc. (a)	267,570

	Electric - 5.21%
25,550	Duke Energy Corp.	483,150
11,000	NRG Energy, Inc. (a)	257,840
		740,990
	Engineering & Construction - 1.31%
8,000	Shaw Group, Inc. (a)	186,480

	Environmental Control - 1.89%
17,000	Calgon Carbon Corp. (a)	268,940

	Food - 2.28%
10,000	Cal-Maine Foods, Inc.	324,700

	Healthcare-Products - 3.20%
32,000	Boston Scientific Corp. (a)	216,960
6,800	Medtronic, Inc.	238,476
		455,436
	Insurance - 1.81%
15,000	Montpelier Re Holdings Ltd.	257,700

	Internet - 1.21%
11,000	AOL, Inc. (a)	171,380

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2011 (Continued)

Shares	COMMON STOCKS - 98.08% (Continued)	Fair Value
	Iron & Steel - 1.90%
7,500	Nucor Corp.	$270,600

	Mining - 12.62%
22,000	Alcoa, Inc.	281,820
14,000	Barrick Gold Corp.	710,500
10,000	Newmont Mining Corp.	626,200
5,000	Vulcan Materials Co.	175,150
		1,793,670
	Miscellaneous Manufacturing - 1.28%
57,000	Eastman Kodak Co. (a)	181,260

	Oil & Gas - 6.79%
12,000	Marathon Oil Corp.	323,040
6,000	Marathon Petroleum Corp.	222,360
7,494	Transocean Ltd.	419,814
		965,214
	Oil & Gas Services - 3.12%
10,000	Halliburton Co.	443,700

	Packaging & Containers - 2.09%
9,400	Sonoco Products Co.	296,946

	Pharmaceuticals - 9.86%
10,000	Bristol-Myers Squibb Co.	297,500
16,147	Merck & Co., Inc.	534,789
30,000	Pfizer, Inc.	569,400
		1,401,689
	Retail - 8.11%
34,000	Gap, Inc.	561,680
5,000	Sears Holdings Corp. (a)	299,450
60,000	Wendy's/Arby's Group, Inc. - Class A	292,200
		1,153,330
	Semiconductors - 5.14%
45,000	Amkor Technology, Inc. (a)	195,750
17,000	Applied Materials, Inc.	192,440
17,000	Intel Corp.	342,210
		730,400

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2011 (Continued)

Shares	COMMON STOCKS - 98.08% (Continued)	Fair Value
	Telecommunications - 11.67%
90,000	ADPT Corp. (a)	$257,400
20,000	AT&T, Inc.	569,600
2,880	Frontier Communications Corp.	21,571
9,700	Rogers Communications, Inc. - Class B	377,233
12,000	Verizon Communications, Inc.	434,040
		1,659,844
	Transportation - 3.77%
10,000	Tidewater, Inc.	536,000

	Total Common Stocks (Cost $12,639,021)	13,944,781

Shares	MONEY MARKET FUND - 1.77%	Fair Value
252,141	Fidelity Institutional Money Market Fund Class I, 0.15% (b) (Cost $252,141)	$252,141

	Total Investments at Fair Value - 99.85% (Cost $12,891,162)	$14,196,922

	Other Assets in Excess of Liabilities, Net - 0.15%	21,853

	Net Assets - 100.00%	$14,218,775

(a)	Non-income producing security.
(b)	Rate shown represents the yield at August 31, 2011, is subject to change and resets daily.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2011

	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund
ASSETS
Investment securities
At cost	$29,326,317	$24,256,887	$19,276,710
At fair value (Note 2)	$31,687,116	$24,828,783	$22,713,830
Receivables:
Dividends and interest	248,898	3,696	44,241
Capital shares sold	—	—	4,757
Investment securities sold	—	—	334,131
Other assets	8,139	5,647	7,170
Total assets	31,944,153	24,838,126	23,104,129

LIABILITIES
Payables:
Capital shares redeemed	2,922	3,480	983
Distributions	18,207	—	—
Distribution Fees	27	2,587	27
Investment securities purchased	—	6,772,114	310,796
Due to Adviser (Note 3)	26,063	18,406	23,042
Accrued compliance service fees (Note 3)	2,049	1,346	1,578
Other liabilities and accrued expenses	300	300	300
Total liabilities	49,568	6,798,233	336,726

NET ASSETS	$31,894,585	$18,039,893	$22,767,403

NET ASSETS CONSIST OF:
Paid-in capital	$30,743,748	$17,393,818	$26,831,344
Accumulated undistributed net investment income	344	—	4,550
Accumulated net realized gain (loss) on investments	(1,210,306)	74,179	(7,505,611)
Net unrealized appreciation on investments	2,360,799	571,896	3,437,120
NET ASSETS	$31,894,585	$18,039,893	$22,767,403

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2011

	Fixed Income Fund		Informed Investor Growth Fund	Quality Growth Fund
CLASS I SHARES:
Net Assets	$31,892,425		$17,783,955	$22,765,033
Shares of beneficial interest outstanding (1)	2,980,119		1,675,033	2,614,104
Net Asset Value, offering and redemption price per share	$10.70		$10.62	$8.71

CLASS A SHARES:
Net Assets	$1,087		$1,028	$1,192
Shares of beneficial interest outstanding (1)	102		98	138
Net Asset Value and redemption price per share (2)	$10.70		$10.54	$8.66
Maximum offering price per share Class A (3)	$11.03		$11.09	$9.12

CLASS C SHARES:
Net Assets	$1,073		$254,910	$1,178
Shares of beneficial interest outstanding (1)	100		24,486	138
Net Asset Value and offering price per share	$10.70	(2)	$10.41	$8.55	(2)
Minimum redemption price per share (4)	$10.59		$10.31	$8.46

(1)	Unlimited number of shares of beneficial interest with no par value, authorized.
(2)	NAV does not recompute due to rounding.
(3)	A maximum sales charge of 3.00%, 5.00%, and 5.00% is imposed on Class A shares of the Fixed Income Fund, Informed Investor Growth Fund, and Quality Growth Fund, respectively.
(4)	Class C shares purchased, that are redeemed within one year, will be assessed a 1.00% contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2011

	Select Value Fund	Value Fund
ASSETS
Investment securities
At cost	$10,436,564	$12,891,162
At fair value (Note 2)	$9,776,373	$14,196,922
Receivables:
Dividends and interest	26,566	42,326
Other assets	3,509	4,746
Total assets	9,806,448	14,243,994

LIABILITIES
Payables:
Capital shares redeemed	—	2,210
Distribution Fees	28	27
Due to Adviser (Note 3)	9,632	14,016
Accrued compliance service fees (Note 3)	907	1,126
Other liabilities and accrued expenses	300	7,840
Total liabilities	10,867	25,219

NET ASSETS	$9,795,581	$14,218,775

NET ASSETS CONSIST OF:
Paid-in capital	$12,061,546	$10,139,794
Accumulated undistributed net investment income	15,907	23,346
Accumulated net realized gain (loss) on investments	(1,621,681)	2,749,875
Net unrealized appreciation (depreciation) on investments	(660,191)	1,305,760
NET ASSETS	$9,795,581	$14,218,775

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2011

	Select Value Fund		Value Fund
CLASS I SHARES:
Net Assets	$9,793,261		$14,216,470
Shares of beneficial interest outstanding (1)	963,771		914,387
Net Asset Value, offering and redemption price per share	$10.16		$15.55

CLASS A SHARES:
Net Assets	$1,168		$1,160
Shares of beneficial interest outstanding (1)	115		75
Net Asset Value and redemption price per share (2)	$10.12		$15.53
Maximum offering price per share Class A (3)	$10.65		$16.35

CLASS C SHARES:
Net Assets	$1,152		$1,145
Shares of beneficial interest outstanding (1)	115		74
Net Asset Value and offering price per share	$10.00	(2)	$15.47
Minimum redemption price per share (4)	$9.90		$15.32

(1)	Unlimited number of shares of beneficial interest with no par value, authorized.
(2)	NAV does not recompute due to rounding.
(3)	A maximum sales charge of 5.00% is imposed on Class A shares.
(4)	Class C shares purchased, that are redeemed within one year, will be assessed a 1.00% contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF OPERATIONS — For the Year Ended August 31, 2011

	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund
INVESTMENT INCOME

Income:
Interest	$1,267,203	$4,963	$908
Dividends	—	159,668	328,422
Foreign withholding tax	—	(285)	—

Total Investment Income	1,267,203	164,346	329,330

Expenses:
Investment advisory fees (Note 3)	305,794	245,782	295,630
Distribution (12b-1) fees - Class A (Note 3)	4	4	4
Distribution (12b-1) fees - Class C (Note 3)	11	2,767	11
Compliance service fees (Note 3)	25,042	17,924	20,940
Trustees' fees	7,091	7,091	7,091
ICI membership fees	1,044	1,154	1,104

Total expenses	338,986	274,722	324,780

Net investment income (loss)	928,217	(110,376)	4,550

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain from investments	71,461	971,216	2,121,999
Net change in unrealized appreciation (depreciation) on investments	(127,646)	2,288,968	2,519,084

Net realized and unrealized gain (loss) on investments	(56,185)	3,260,184	4,641,083

Net increase in net assets resulting from operations	$872,032	$3,149,808	$4,645,633

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF OPERATIONS — For the Year Ended August 31, 2011

	Select Value Fund	Value Fund
INVESTMENT INCOME

Income:
Interest	$1,586	$944
Dividends	174,060	350,754
Foreign withholding tax	—	(2,999)

Total Investment Income	175,646	348,699

Expenses:
Investment advisory fees (Note 3)	121,052	186,933
Distribution (12b-1) fees - Class A (Note 3)	4	4
Distribution (12b-1) fees - Class C (Note 3)	13	11
Compliance service fees (Note 3)	11,543	14,987
Legal fees	—	7,540
Trustees' fees	7,091	7,091
ICI membership fees	1,113	1,090

Total expenses	140,816	217,656

Net investment income	34,830	131,043

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investments	2,254,196	2,836,506
Net change in unrealized depreciation on investments	(977,902)	(499,940)

Net realized and unrealized gain on investments	1,276,294	2,336,566

Net increase in net assets resulting from operations	$1,311,124	$2,467,609

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2011	Year Ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$928,217	$1,131,549
Net realized gain on investment transactions	71,461	91,471
Net change in unrealized appreciation (depreciation) on investments	(127,646)	1,154,891
Net increase in net assets resulting from operations	$872,032	$2,377,911

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(959,653)	(1,164,717)
From net investment income - Class A	(28)	(25)
From net investment income - Class C	(21)	(18)
Net decrease in net assets from distributions to shareholders	(959,702)	(1,164,760)

FROM CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital share transactions (Note 7)	(2,930,590)	1,574,488

Total increase (decrease) in net assets	(3,018,260)	2,787,639

NET ASSETS
Beginning of period	34,912,845	32,125,206
End of period	$31,894,585	$34,912,845
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$344	$7,699

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2011	Year Ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss	$(110,376)	$(252,640)
Net realized gain on investment transactions	971,216	3,908,202
Net change in unrealized appreciation (depreciation) on investments	2,288,968	(4,023,337)
Net increase (decrease) in net assets resulting from operations	$3,149,808	$(367,775)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized capital gains - Class I	(2,884,614)	(4,671,901)
From net realized capital gains - Class A	(146)	(155)
From net realized capital gains - Class C	(36,592)	(155)
Net decrease in net assets from distributions to shareholders	(2,921,352)	(4,672,211)

FROM CAPITAL SHARE TRANSACTIONS
Net decrease in net assets from capital share transactions (Note 7)	(129,611)	(4,699,122)

Total increase (decrease) in net assets	98,845	(9,739,108)

NET ASSETS
Beginning of period	17,941,048	27,680,156
End of period	$18,039,893	$17,941,048
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2011	Year Ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$4,550	$9,850
Net realized gain on investment transactions	2,121,999	2,672,587
Net change in unrealized appreciation (depreciation) on investments	2,519,084	(2,485,938)
Net increase in net assets resulting from operations	$4,645,633	$196,499

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(7,211)	(19,997)

FROM CAPITAL SHARE TRANSACTIONS
Net decrease in net assets from capital share transactions (Note 7)	(4,322,451)	(4,779,257)

FROM MERGERS
From merging of the Monteagle Large Cap Growth Fund (Note 8)	—	15,858,231

Total increase in net assets	315,971	11,255,476

NET ASSETS
Beginning of period	22,451,432	11,195,956
End of period	$22,767,403	$22,451,432
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$4,550	$7,211

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2011	Year Ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$34,830	$16,390
Net realized gain on investment transactions	2,254,196	115,818
Net change in unrealized appreciation (depreciation) on investments	(977,902)	389,133
Net increase in net assets resulting from operations	$1,311,124	$521,341

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(24,438)	(17,878)
From net investment income - Class A	(1)	—
Net decrease in net assets from distributions to shareholders	(24,439)	(17,878)

FROM CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital share transactions (Note 7)	242,276	(548,903)

Total increase (decrease) in net assets	1,528,961	(45,440)

NET ASSETS
Beginning of period	8,266,620	8,312,060
End of period	$9,795,581	$8,266,620
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$15,907	$5,516

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2011	Year Ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$131,043	$125,571
Net realized gain on investment transactions	2,836,506	1,343,031
Net change in unrealized depreciation on investments	(499,940)	(137,295)
Net increase in net assets resulting from operations	$2,467,609	$1,331,307

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(130,701)	(146,367)
From net investment income - Class A	(6)	(4)
From net investment income - Class C	(1)	(1)
Decrease in net assets from distributions to shareholders	(130,708)	(146,372)

FROM CAPITAL SHARE TRANSACTIONS
Net decrease in net assets from capital share transactions (Note 7)	(2,382,977)	(565,583)

Total increase (decrease) in net assets	(46,076)	619,352

NET ASSETS
Beginning of period	14,264,851	13,645,499
End of period	$14,218,775	$14,264,851
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$23,346	$23,011

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Year
Class I Shares	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net asset value, beginning of period	$10.71	$10.34	$10.05	$9.96	$9.91
Income (loss) from investment operations:
Net investment income	0.32	0.35	0.38	0.40	0.40
Net realized and unrealized gain (loss) on investments	(0.01)	0.37	0.29	0.09	0.05
Total from investment operations	0.31	0.72	0.67	0.49	0.45
Less distributions:
From net investment income	(0.32)	(0.35)	(0.38)	(0.40)	(0.40)
From net realized gains on investments	—	—	—	—	—
Total distributions	(0.32)	(0.35)	(0.38)	(0.40)	(0.40)
Net asset value, end of period	$10.70	$10.71	$10.34	$10.05	$9.96
Total Return(a)	2.97%	7.11%	6.80%	4.94%	4.68%
Net assets, end of period (000's omitted)	$31,892	$34,911	$32,125	$32,321	$32,873
Ratio of expenses to average net assets:
After reimbursement/waiver of fees	1.07%	1.04%	1.04%	1.01%	1.00%
Before reimbursement/waiver of fees	1.07%	1.04%	1.04%	1.01%	1.00%
Ratio of net investment income to average net assets:
After reimbursement/waiver of fees	2.93%	3.37%	3.74%	3.93%	4.12%
Portfolio turnover rate	14%	18%	39%	55%	19%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class A Shares	Year Ended August 31, 2011	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$10.71	$10.36
Income (loss) from investment operations:
Net investment income	0.28	0.25
Net realized and unrealized gain (loss) on investments	(0.01)	0.35
Total from investment operations	0.27	0.60

Less distributions:
From net investment income	(0.28)	(0.25)

Net asset value, end of period	$10.70	$10.71

Total Return(b)	2.59%	5.87	%(c)

Net assets, end of period (000's omitted)	$1	$1

Ratio of expenses to average net assets:	1.32%	1.29	%(d)

Ratio of net investment income to average net assets:	2.68%	2.95	%(d)

Portfolio turnover rate	14%	18	%(e)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class C Shares	Year Ended August 31, 2011	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$10.71	$10.36
Income (loss) from investment operations:
Net investment income	0.21	0.19
Net realized and unrealized gain (loss) on investments	(0.01)	0.35
Total from investment operations	0.20	0.54

Less distributions:
From net investment income	(0.21)	(0.19)

Net asset value, end of period	$10.70	$10.71

Total Return(b)	1.90%	5.26	%(c)

Net assets, end of period (000's omitted)	$1	$1

Ratio of expenses to average net assets:	2.07%	2.04	%(d)

Ratio of net investment income to average net assets:	1.93%	2.23	%(d)

Portfolio turnover rate	14%	18	%(e)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class I Shares	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Period Ended August 31, 2008(a)
Net asset value, beginning of period	$10.48	$12.89	$8.82	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.06)	(0.10)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	1.90	(0.18)	4.12	(1.16)
Total from investment operations	1.84	(0.28)	4.07	(1.18)

Distributions to shareholders from:
Net realized capital gain	(1.70)	(2.13)	—	—

Net asset value, end of period	$10.62	$10.48	$12.89	$8.82

Total Return(c)	15.35%	(4.43%)	46.15%	(11.80	%)(d)

Net assets, end of period (000's omitted)	$17,784	$17,717	$27,680	$9,177

Ratio of operating expenses to average net assets:(e)	1.33%	1.28%	1.27%	1.27	%(f)

Ratio of net investment income (loss) to average net assets:(b)	(0.53%)	(0.96%)	(0.77%)	(0.60	%)(f)

Portfolio turnover rate	755%	819%	1592%	157	%(d)

(a)	Represents the period from the initial public offering (April 3, 2008) through August 31, 2008.
(b)	Recognition of net investment income (loss) by the Fund is affected by the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(f)	Annualized.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class A Shares	Year Ended August 31, 2011	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$10.44	$13.73
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.11)	(0.15)
Net realized and unrealized gain (loss) on investments	1.91	(1.01)
Total from investment operations	1.80	(1.16)

Distributions to shareholders from:
Net realized capital gain	(1.70)	(2.13)

Net asset value, end of period	$10.54	$10.44

Total Return(c)	14.99%	(10.62	%)(d)

Net assets, end of period (000's omitted)	$1	$1

Ratio of operating expenses to average net assets:(e)	1.58%	1.53	%(f)

Ratio of net investment income (loss) to average net assets:(b)	(0.78%)	(1.47	%)(f)

Portfolio turnover rate	755%	819	%(g)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.
(b)	Recognition of net investment income (loss) by the Fund is affected by the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class C Shares	Year Ended August 31, 2011	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$10.39	$13.73
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.20)	(0.11)
Net realized and unrealized gain (loss) on investments	1.92	(1.10)
Total from investment operations	1.72	(1.21)

Distributions to shareholders from:
Net realized capital gain	(1.70)	(2.13)

Net asset value, end of period	$10.41	$10.39

Total Return(c)	14.23%	(11.04	%)(d)

Net assets, end of period (000's omitted)	$255	$223

Ratio of operating expenses to average net assets:(e)	2.33%	2.28	%(f)

Ratio of net investment income (loss) to average net assets:(b)	(1.53%)	(2.15	%)(f)

Portfolio turnover rate	755%	819	%(g)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.
(b)	Recognition of net investment income (loss) by the Fund is affected by the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Year
Class I Shares	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net asset value, beginning of period	$7.14	$6.85	$8.46	$8.84	$7.75
Income (loss) from investment operations:
Net investment income (loss)	— (a)	— (a)	0.02	— (a)	(0.01)
Net realized and unrealized gain (loss) on investments	1.57	0.30	(1.62)	(0.38)	1.10
Total from investment operations	1.57	0.30	(1.60)	(0.38)	1.09
Less distributions:
From net investment income	— (b)	(0.01)	(0.01)	—	—
Net asset value, end of period	$8.71	$7.14	$6.85	$8.46	$8.84
Total Return(c)	22.02%	4.41%	(18.92%)	(4.30%)	14.06%
Net assets, end of period (000’s omitted)	$22,765	$22,449	$11,196	$14,203	$14,871
Ratio of expenses to average net assets:
After reimbursement/waiver of fees	1.32%	1.29%	1.32%	1.25%	1.23%
Before reimbursement/waiver of fees	1.32%	1.29%	1.32%	1.25%	1.23%
Ratio of net investment income (loss) to average net assets:
After reimbursement/waiver of fees	0.02%	0.05%	0.31%	(0.05%)	(0.08%)
Portfolio turnover rate	62%	69%	39%	26%	72%

(a)	Net investment income (loss) per share resulted in less than $0.01 per share.
(b)	Distributions per share were $(0.0025) for the year ended August 31, 2011.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class A Shares	Year Ended August 31, 2011	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$7.12	$7.26
Income (loss) from investment operations:
Net investment loss	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.56	(0.12)
Total from investment operations	1.54	(0.14)

Net asset value, end of period	$8.66	$7.12

Total Return(b)	21.63%	(1.93	%)(c)

Net assets, end of period (000's omitted)	$1	$1

Ratio of expenses to average net assets:	1.57%	1.54	%(d)

Ratio of net investment loss to average net assets:	(0.23%)	(0.31	%)(d)

Portfolio turnover rate	62%	69	%(e)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class C Shares	Year Ended August 31, 2011	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$7.08	$7.26
Income (loss) from investment operations:
Net investment loss	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	1.55	(0.12)
Total from investment operations	1.47	(0.18)

Net asset value, end of period	$8.55	$7.08

Total Return(b)	20.76%	(2.48	%)(c)

Net assets, end of period (000's omitted)	$1	$1

Ratio of expenses to average net assets:	2.32%	2.29	%(d)

Ratio of net investment loss to average net assets:	(0.98%)	(1.02	%)(d)

Portfolio turnover rate	62%	69	%(e)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Year
Class I Shares	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net asset value, beginning of period	$8.78	$8.30	$11.63	$15.67	$14.02
Income (loss) from investment operations:
Net investment income	0.04	0.01	0.07	0.13	0.13
Net realized and unrealized gain (loss) on investments	1.37	0.48	(3.30)	(2.11)	1.98
Total from investment operations	1.41	0.49	(3.23)	(1.98)	2.11
Less distributions:
From net investment income	(0.03)	(0.01)	(0.10)	(0.12)	(0.15)
From net realized gains on investments	—	—	—	(1.94)	(0.31)
Total distributions	(0.03)	(0.01)	(0.10)	(2.06)	(0.46)
Net asset value, end of period	$10.16	$8.78	$8.30	$11.63	$15.67
Total Return(a)	15.99%	5.99%	(27.76%)	(14.01%)	15.21%
Net assets, end of period (000’s omitted)	$9,793	$8,265	$8,312	$11,502	$13,628
Ratio of expenses to average net assets:
After reimbursement/waiver of fees	1.40%	1.37%	1.33%	1.26%	1.22%
Before reimbursement/waiver of fees	1.40%	1.37%	1.33%	1.26%	1.22%
Ratio of net investment income to average net assets:
After reimbursement/waiver of fees	0.35%	0.18%	0.96%	1.00%	0.82%
Portfolio turnover rate	87%	2%	108%	71%	88%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class A Shares	Year Ended August 31, 2011	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$8.76	$8.68
Income (loss) from investment operations:
Net investment loss	0.01	(0.01)
Net realized and unrealized gain on investments	1.36	0.09
Total from investment operations	1.37	0.08

Less distributions:
From net investment income	(0.01)	—

Net asset value, end of period	$10.12	$8.76

Total Return(b)	15.65%	0.92	%(c)

Net assets, end of period (000's omitted)	$1	$1

Ratio of expenses to average net assets:	1.65%	1.62	%(d)

Ratio of net investment loss to average net assets:	0.10%	(0.12	%)(d)

Portfolio turnover rate	87%	2	%(e)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class C Shares	Year Ended August 31, 2011	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$8.71	$8.68
Income (loss) from investment operations:
Net investment loss	(0.07)	(0.06)
Net realized and unrealized gain on investments	1.36	0.09
Total from investment operations	1.29	0.03

Net asset value, end of period	$10.00	$8.71

Total Return(b)	14.81%	0.35	%(c)

Net assets, end of period (000's omitted)	$1	$1

Ratio of expenses to average net assets:	2.40%	2.37	%(d)

Ratio of net investment loss to average net assets:	(0.65%)	(0.82	%)(d)

Portfolio turnover rate	87%	2	%(e)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Year
Class I Shares	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Net asset value, beginning of period	$13.41	$12.34	$16.67	$19.44	$16.55
Income (loss) from investment operations:
Net investment income	0.14	0.11	0.13	0.07	0.20
Net realized and unrealized gain (loss) on investments	2.13	1.09	(4.35)	(0.97)	2.98
Total from investment operations	2.27	1.20	(4.22)	(0.90)	3.18
Less distributions:
From net investment income	(0.13)	(0.13)	(0.11)	(0.11)	(0.29)
From net realized gains on investments	—	—	—	(1.76)	—
Total distributions	(0.13)	(0.13)	(0.11)	(1.87)	(0.29)
Net asset value, end of period	$15.55	$13.41	$12.34	$16.67	$19.44
Total Return(a)	16.95%	9.72%	(25.19%)	(5.14%)	19.40%
Net assets, end of period (000's omitted)	$14,216	$14,263	$13,645	$19,417	$23,094
Ratio of operating expenses to average net assets:
After reimbursement/waiver of fees	1.40%	1.32%	1.31%	1.25%	1.22%
Before reimbursement/waiver of fees	1.40%	1.32%	1.31%	1.25%	1.22%
Ratio of net investment income to average net assets:
After reimbursement/waiver of fees	0.84%	0.83%	1.17%	0.40%	1.07%
Portfolio turnover rate	18%	30%	6%	0%	31%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class A Shares	Year Ended August 31, 2011	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$13.40	$13.52
Income (loss) from investment operations:
Net investment income	0.09	—	(b)
Net realized and unrealized gain (loss) on investments	2.12	(0.10)
Total from investment operations	2.21	(0.10)

Less distributions:
From net investment income	(0.08)	(0.02)

Net asset value, end of period	$15.53	$13.40

Total Return(c)	16.52%	(0.47	%)(d)

Net assets, end of period (000's omitted)	$1	$1

Ratio of operating expenses to average net assets:	1.65%	1.57	%(e)

Ratio of net investment income to average net assets:	0.59%	0.41	%(e)

Portfolio turnover rate	18%	30	%(f)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.
(b)	Net investment income (loss) per share resulted in less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(d)	Not Annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class C Shares	Year Ended August 31, 2011	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$13.37	$13.52
Loss from investment operations:
Net investment loss	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	2.13	(0.12)
Total from investment operations	2.10	(0.14)

Less distributions:
From net investment income	— (b)	(0.01)

Net asset value, end of period	$15.47	$13.37

Total Return(c)	15.74%	(1.05	%)(d)

Net assets, end of period (000's omitted)	$1	$1

Ratio of operating expenses to average net assets:	2.40%	2.32	%(e)

Ratio of net investment loss to average net assets:	(0.16%)	(0.16	%)(e)

Portfolio turnover rate	18%	30	%(f)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.
(b)	Distributions per share were $(0.0043) for the year ended August 31, 2011.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not Annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS — August 31, 2011

1.	ORGANIZATION

Monteagle Funds (“the Trust”) was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds. The Trust changed its name to Monteagle Funds in July, 2006.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in each series. The Trust currently consists of the following series (each a “Fund” and collectively the “Funds”):

Monteagle Fixed Income Fund
Monteagle Informed Investor Growth Fund
Monteagle Quality Growth Fund
Monteagle Select Value Fund
Monteagle Value Fund

The Monteagle Fixed Income Fund (“Fixed Income Fund”), Monteagle Quality Growth Fund (“Quality Growth Fund”), Monteagle Select Value Fund (“Select Value Fund”) and Monteagle Value Fund (“Value Fund”) are diversified series of Monteagle Funds. The Monteagle Informed Investor Growth Fund (“Informed Investor Growth Fund”) is a non-diversified series of Monteagle Funds. The principal investment objective of the Fixed Income Fund is total return. The principal investment objective of each of Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund and Value Fund (collectively the “Equity Funds”) is long-term capital appreciation.

The Funds each offer three classes of shares, Class I, Class A and Class C. Each class differs as to sales and redemption charges and ongoing fees.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — Equity securities, including common stocks and exchange-traded funds, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund’s business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities. However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes,

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely. In the absence of readily available market quotations, or other observable inputs, securities are valued at fair value pursuant to procedures adopted by the Board of Trustees and would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments at fair value as of August 31, 2011:

Fixed Income Fund
Security Classification(a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
U.S. Government and Agency Obligations	$—	$9,761,081	$9,761,081
Corporate Bonds	11,126,550	3,385,772	14,512,322
Mortgage-Backed Securities	—	5,064,290	5,064,290
Money Market Funds	2,349,423	—	2,349,423
Totals	$13,475,973	$18,211,143	$31,687,116

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Informed Investor Growth Fund
Security Classification(a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks(b)	$10,982,315	$—	$10,982,315
Exchange-Traded Funds	4,759,739	—	4,759,739
Money Market Funds	9,086,729	—	9,086,729
Totals	$24,828,783	$—	$24,828,783

Quality Growth Fund
Security Classification(a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks(b)	$22,617,056	$—	$22,617,056
Money Market Funds	96,774	—	96,774
Totals	$22,713,830	$—	$22,713,830

Select Value Fund
Security Classification(a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks(b)	$9,187,785	$—	$9,187,785
Money Market Funds	588,588	—	588,588
Totals	$9,776,373	$—	$9,776,373

Value Fund
Security Classification(a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks(b)	$13,944,781	$—	$13,944,781
Money Market Funds	252,141	—	252,141
Totals	$14,196,922	$—	$14,196,922

(a)
As of and during the year ended August 31, 2011, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

(b)	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedules of Investments.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following amounts were transferred in/(out) of Level 2 assets for the Fixed Income Fund:

	Corporate Bonds	Totals
Transfers into Level 2 from Level 1	$2,105,617	$2,105,617
Transfers into Level 1 from Level 2	(499,122)	(499,122)
Net Transfers in/(out) of Level 2	$1,606,495	$1606,495

Transfers that were made into Level 2 represent securities being valued using other market observable data in lieu of using market quotations in an active market. Transfers that were made out of Level 2 represent securities now being valued using market quotations in an active market in lieu of using other market observable data.

There were no transfers between Level 1 and Level 2 for the Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund or Value Fund.

Security Transactions — Security transactions are accounted for on trade date and realized gains and losses on investments sold are determined on a specific identification basis.

Interest and Dividend Income — Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions to Shareholders — Distributions of net investment income to shareholders are declared daily and paid monthly by Fixed Income Fund. Net investment income distributions, if any, for Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, and Value Fund are declared and paid quarterly at the discretion of each Fund’s adviser. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The tax character of distributions paid during the year ended August 31, 2011 and the year ended August 31, 2010 were as follows:

Fund	Ordinary Income		Long-Term Capital Gain
	2011	2010	2011	2010
Fixed Income Fund	$959,702	$1,164,760	$—	$—
Informed Investor Growth Fund	2,921,352	4,672,211	—	—
Quality Growth Fund	7,211	19,997	—	—
Select Value Fund	24,439	17,878	—	—
Value Fund	130,708	146,372	—	—

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Common Expenses — Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

Multiple Class Allocations — Income, expenses and realized/unrealized gains or losses are allocated to each class based on relative share balances. Distribution fees are charged to each respective share class in accordance with the distribution plan.

Sales Charges (Loads) — A maximum sales charge of 3.00% is imposed on Class A shares of the Fixed Income Fund. A maximum sales charge of 5.00% is imposed on Class A shares of the Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund and Value Fund. A contingent deferred sales charge of 1.00% is imposed on Class C shares in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such fees, which are not an expense of the Funds.

3.	ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

Nashville Capital Corporation (“Nashville Capital” or the “Adviser”) serves as the investment adviser to the Funds. Subject to the general oversight of the Board of Trustees, the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds and advising the Board of Trustees on the selection of sub-advisers. Each Fund is authorized to pay the Adviser a fee based on average daily net assets at the following annual rates:

Assets	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund	Select Value Fund	Value Fund
Up to and including $25 millon	0.965%	1.200%	1.200%	1.200%	1.200%
From $25 up to and including $50 million	0.965%	1.115%	1.115%	1.115%	1.115%
From $50 up to and including $100 million	0.845%	0.975%	0.975%	0.975%	0.975%
Over $100 million	0.775%	0.875%	0.875%	0.875%	0.875%

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the Funds’ advisory agreement, the Adviser oversees the management of each Fund’s investments and pays all of the operating expenses of each Fund except: (i) costs of membership in trade associations; (ii) any expenses recouped by the Adviser; (iii) SEC registration fees and related expenses; (iv) any non-interested Trustee fees; (v) costs of travel for non-interested Trustees; (vi) costs associated with seminars, conventions or trade education for non-interested Trustees; (vii) 50% of the compensation amount approved by Trustees specifically for the Chief Compliance Officer’s services for the Trust attributable to the Funds managed by the Adviser; and (viii) any extraordinary Trust expenses, including legal expenses relating to lawsuits.

For the year ended August 31, 2011, the amounts earned by and payable to the Adviser were as follows:

	Advisory Fees Earned	Advisory Fees Payable as of August 31, 2011
Fixed Income Fund	$305,794	$26,063
Informed Investor Growth Fund	245,782	18,406
Quality Growth Fund	295,630	23,042
Select Value Fund	121,052	9,632
Value Fund	186,933	14,016

Fixed Income Fund — Nashville Capital has retained Howe & Rusling Inc. (“H&R”) to serve as the sub-adviser to Fixed Income Fund. Nashville Capital has agreed to pay H&R an annual advisory fee of 0.30% of average daily net assets up to $25 million, 0.25% of such assets from $25 million up to $50 million, and 0.20% of such assets over $50 million.

Informed Investor Growth Fund — Nashville Capital has retained T.H. Fitzgerald & Co. (“T.H. Fitzgerald”) to serve as the sub-adviser to Informed Investor Growth Fund. Nashville Capital has agreed to pay T.H. Fitzgerald an annual advisory fee of 0.65% of average daily net assets up to $25 million, 0.60% of such assets from $25 million up to $50 million, 0.50% of such assets from $50 million up to $100 million, and 0.40% of such assets over $100 million.

Quality Growth Fund — Nashville Capital has retained Garcia Hamilton & Associates (“GHA”) to serve as the sub-adviser to Quality Growth Fund. Nashville Capital has agreed to pay GHA an annual advisory fee of 0.30% of average daily net assets.

Select Value Fund — Nashville Capital has retained Parkway Advisors, L.P. (“Parkway”) to serve as the sub-adviser to Select Value Fund. Nashville Capital has agreed to pay Parkway an annual advisory fee of 0.50% of average daily net assets.

Value Fund — Nashville Capital has retained Robinson Investment Group, Inc. (“Robinson”) to serve as the sub-adviser to Value Fund. Nashville Capital has agreed to pay Robinson an annual advisory fee of 0.60% of average daily net assets up to $25 million, 0.45% of such assets from $25 million up to $50 million, 0.35% of such assets from $50 million up to $100 million, and 0.30% of such assets over $100 million.

An officer of Nashville Capital is also an officer of the Trust.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Mutual Fund Services Agreement

Pursuant to a Mutual Fund Services Agreement between the Trust and Matrix 360 Administration, LLC (“Matrix”), formerly Matrix Fund Services, Matrix provides administrative, fund accounting and pricing, and transfer agent and shareholder services to the Funds. For these services, Matrix receives the greater of an annual base fee of $30,000 per Fund or 0.075% of the Trust’s Equity Funds’ aggregate average daily net assets to $400 million with lower fees at higher asset levels and 0.04% of the Trust’s Fixed Income Fund aggregate average net assets to $400 million with lower fees at higher assets levels. The fees payable to Matrix are paid by the Adviser (not the Funds). Officers of Matrix are also officers of the Trust.

Distribution Agreement

Pursuant to the terms of a Distribution Agreement with the Trust, Matrix Capital Group, Inc. (the “Distributor”) serves as the Funds’ principal underwriter. Matrix Capital Group, Inc. does not receive compensation for such services.

Distribution and Service (12b-1) Plan

The Trust has adopted a plan applicable to each Fund that allows its Class A and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.25% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.75% for services, as defined by FINRA, of Class C assets. During the year ended August 31, 2011, distribution fees paid by the Funds were as follows:

Fund	Distribution (12b-1) Fees Earned	Distribution (12b-1) Fees Payable as of August 31, 2011
Fixed Income Fund	$15	$27
Informed Investor Growth Fund	2,771	2,587
Quality Growth Fund	15	27
Select Value Fund	17	28
Value Fund	15	27

Compliance Services

An affiliated Contractor (the “Contractor”) serves as the CCO of the Trust. The Funds pay $75,000 annually to the Contractor for providing CCO services. Each Fund pays $5,000 with the remaining $50,000 allocated to the Funds based on aggregate average daily net assets. Effective May 1, 2011, the Funds pay $82,500 annually, with $5,000 paid by each Fund and the remaining $57,500 allocated to the Funds based on aggregate average daily net assets. The Funds also paid a special prepaid retainer of $37,500 to the CCO in April 2011 in order to maintain the Contractor’s services through the period from May 1, 2011 through April 30, 2012. The payment was allocated among the Funds based on their respective net assets on payment date.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4.	SECURITIES TRANSACTIONS

During the year ended August 31, 2011, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

Fund	Purchases	Sales
Fixed Income Fund	$3,287,318	$6,021,651
Informed Investor Growth Fund	139,196,059	144,044,554
Quality Growth Fund	16,241,649	20,159,369
Select Value Fund	8,185,950	8,127,744
Value Fund	2,687,999	5,074,102

The cost of purchases and proceeds from sales of U.S. government securities by the Fixed Income Fund were $1,002,578 and $2,092,500, respectively. There were no purchases or sales of U.S. government securities made by the Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund or Value Fund.

5.	TAX MATTERS

It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The Funds’ tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at August 31, 2011, the Funds’ most recent fiscal year end, was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryforward	Total Distributable Earnings (Deficit)
Fixed Income Fund	$2,360,799	$344	$—	$(1,210,306)	$1,150,837
Informed Investor Growth Fund	152,335	493,740	—	—	646,075
Quality Growth Fund	3,423,972	4,550	—	(7,492,463)	(4,063,941)
Select Value Fund	(663,712)	15,932	—	(1,618,185)	(2,265,965)
Value Fund	1,305,760	23,346	2,749,875	—	4,078,981

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The undistributed ordinary income, capital gains, carryforward losses and post-October losses shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences due to the tax deferral of losses on wash sales. Following the January 22, 2010 acquisition by the Quality Growth Fund of the Monteagle Large Cap Growth Fund, the Quality Growth Fund acquired all capital loss carryforwards available to the Large Cap Growth Fund. In accordance with Section 382 of the Internal Revenue Code, loss limitations were appropriately applied to the available capital loss carryforwards. Of the capital losses subject to Section 382, the Quality Growth Fund may only utilize $499,665 in a given year. In addition, $550,171 in capital loss carryforwards expired as of August 31, 2011 and none of the capital losses subject to the Section 382 limit are in excess of the cumulative limit and therefore will never be utilized.

As of August 31, 2011, the following Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

	Capital Loss Carryovers Expiring									Post-October Losses
Fund	2012	2013	2014	2015	2016	2017	2018	2019	Total	Deferred	Utilized
Fixed Income Fund	651,384	86,568	—	168,181	61,228	220,424	22,521	—	1,210,306	—	—
Informed Investor Growth Fund	—	—	—	—	—	—	—	—	—	—	—
Quality Growth Fund	605,425	155,209	—	—	1,686,670	5,045,159	—	—	7,492,463	—	—
Select Value Fund	—	—	—	—	—	—	1,618,185	—	1,618,185	—	—
Value Fund	—	—	—	—	—	—	—	—	—	—	—

The following information is based upon the federal income tax cost of the investment securities as of August 31, 2011:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Fixed Income Fund	$29,326,317	$2,367,815	$(7,016)	$2,360,799
Informed Investor Growth Fund	24,676,448	685,274	(532,939)	152,335
Quality Growth Fund	19,289,858	4,071,410	(647,438)	3,423,972
Select Value Fund	10,440,085	748,859	(1,412,571)	(663,712)
Value Fund	12,891,162	2,731,832	(1,426,072)	1,305,760

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Informed Investor Growth Fund, Quality Growth Fund and Select Value Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

For the year ended August 31, 2011, Fixed Income Fund reclassified $24,130 of capital losses on paydowns of mortgage-backed and asset-backed securities from net investment income to accumulated net realized loss on the Statements of Assets and Liabilities. For the year ended August 31, 2011, Informed Investors Growth Fund reclassified $110,376 of net investment loss to accumulated net capital gains on the Statement of Assets and Liabilities. For the year ended August 31, 2011, Quality Growth Fund reclassified $550,171 of expired capital loss carryforwards from accumulated net realized loss to paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2008, 2009 and 2010 and during the year ended August 31, 2011 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2011, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. Federal tax authorities for tax years before 2008.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund may create presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2011, the following shareholders held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund:

Fund	Shareholder	Percent Owned as of August 31, 2011
Fixed Income Fund	Farmers and Merchant Corp.	77%
Informed Investor Growth Fund	Farmers and Merchant Corp.	62%
	Louis S. and Alexandra F. Wells	31%
Quality Growth Fund	Farmers and Merchant Corp.	69%
Select Value Fund	Stifel Nicolaus & Co.	87%
Value Fund	Farmers and Merchant Corp.	98%

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

7.	CAPITAL SHARE TRANSACTIONS

	Fixed Income Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year ended:
August 31, 2011
Class I
Shares	165,591	(511,699)	66,897	2,980,119
Value	1,741,198	$(5,377,303)	$705,466
Class A
Shares	—	—	3	102
Value	—	$—	$28
Class C
Shares	—	—	2	100
Value	—	$—	$21

For the Fiscal Year ended:
August 31, 2010
Class I
Shares	492,388	(435,968)	96,467	3,259,330
Value	$5,113,923	$(4,547,357)	$1,005,880
Class A
Shares	97	—	2	99
Value	$1,000	$—	$24
Class C
Shares	96	—	2	98
Value	$1,000	$—	$18

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Informed Investor Growth Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year ended:
August 31, 2011
Class I
Shares	120,631	(219,204)	82,513	1,675,033
Value	$1,413,205	$(2,596,118)	$1,016,564
Class A
Shares	—	—	12	98
Value	$—	$—	$146
Class C
Shares	—	—	3,009	24,486
Value	$—	$—	$36,592

For the Fiscal Year ended:
August 31, 2010
Class I
Shares	660,980	(1,334,866)	217,488	1,691,093
Value	$8,683,204	$(16,288,040)	$2,640,304
Class A
Shares	73	—	13	86
Value	$1,000	$—	$155
Class C
Shares	21,464	—	13	21,477
Value	$264,100	$—	$155

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Quality Growth Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year ended:
August 31, 2011
Class I
Shares	421,993	(952,456)	195	2,614,104
Value	$3,755,414	$(8,079,578)	$1,713
Class A
Shares	—	—	—	138
Value	$—	$—	$—
Class C
Shares	—	—	—	138
Value	$—	$—	$—

For the Fiscal Year ended:
August 31, 2010
Class I
Shares	187,791	(820,939)	2,417	3,144,372	(a)
Value	$1,371,237	$(6,169,531)	$17,037
Class A
Shares	142	(4)	—	138
Value	$1,031	$(31)	$—
Class C
Shares	138	—	—	138
Value	$1,000	$—	$—

(a)	The Fund received 2,140,129 shares and $15,858,231 in connection with the merger of the Monteagle Large Cap Growth Fund (Note 8).

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Select Value Fund
	Sold	Redeemed	Reinvested		Ending Shares
For the Fiscal Year ended:
August 31, 2011
Class I
Shares	57,036	(34,854)	57		963,771
Value	$613,754	$(372,123)	$644
Class A
Shares	—	—	—	(a)	115
Value	$—	$—	$1
Class C
Shares	—	—	—		115
Value	$—	$—	$—

(a)	Class A shares reinvested were 0.124 shares.

For the Fiscal Year ended:
August 31, 2010
Class I
Shares	5,512	(67,406)	1,706	941,532
Value	$49,302	$(615,875)	$15,670
Class A
Shares	115	—	—	115
Value	$1,000	$—	$—
Class C
Shares	115	—	—	115
Value	$1,000	$—	$—

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Value Fund
	Sold	Redeemed	Reinvested		Ending Shares
For the Fiscal Year ended:
August 31, 2011
Class I
Shares	2,740	(151,737)	137		914,387
Value	$44,067	$(2,429,174)	$2,124
Class A
Shares	—	—	—	(a)	74
Value	$—	$—	$6
Class C
Shares	—	—	—	(b)	74
Value	$—	$—	$—	(c)

(a)	Class A shares reinvested were 0.400 shares.

(b)	Class C shares reinvested were 0.020 shares.

(c)	Class C value reinvested was $0.32.

For the Fiscal Year ended:
August 31, 2010
Class I
Shares	86,880	(130,266)	486		1,063,247
Value	$1,237,541	$(1,811,913)	$6,784
Class A
Shares	74	—	—	(a)	74
Value	$1,000	$—	$4
Class C
Shares	74	—	—	(b)	74
Value	$1,000	$—	$1

(a)	Class A shares reinvested were 0.308 shares.

(b)	Class C shares reinvested were 0.046 shares.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

8.	MERGER OF THE MONTEAGLE LARGE CAP GROWTH FUND AND MONTEAGLE QUALITY GROWTH FUND

Effective as of the close of business on January 22, 2010, pursuant to a Plan of Reorganization (the “Reorganization”) the Monteagle Quality Growth Fund received all the assets and liabilities of the Monteagle Large Cap Growth Fund (the “Transferring Fund”). Shares of the Transferring Fund were exchanged for Class I shares of the Quality Growth Fund. 3,236,928 shares of the Transferring Fund, valued at $4.90, were exchanged for 2,140,129 Class I shares of the Quality Growth Fund, valued at $7.41. Each share of the Transferring Fund was exchanged for 0.661 Class I shares of the Quality Growth Fund. The Transferring Fund’s net assets on the date of the reorganization of $15,858,231, including $3,199,008 of unrealized appreciation and ($11,023,394) of capital loss carryforwards, were combined with those of the Quality Growth Fund. The combined assets immediately after the acquisition amounted to $27,927,428 for 3,768,992 shares outstanding. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Quality Growth Fund reflected the historical basis of the assets of the Transferring Fund as of the date of the Reorganization.

After the reorganization was completed, the Quality Growth Fund was the accounting survivor and obtained and held the entire portfolio holdings previously held by the Transferring Fund. Under applicable Internal Revenue Service rules and regulations, the Quality Growth Fund was required to hold a certain percentage of the portfolio holdings for a prescribed period of time.

Assuming the Reorganization had been completed on September 1, 2009, the beginning of the annual reporting period of the Quality Growth Fund, the Quality Growth Fund’s pro forma results of operations for the year ended August 31, 2010, are as follows:

Net investment income	$(7,078)
Net realized gain (loss) on investment transactions	2,860,214
Net unrealized appreciation (depreciation) on investments	(1,374,951)
Net increase (decrease) in net assets resulting from operations	1,478,185

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Transferring Fund that have been included in the Quality Growth Fund’s statement of operations since January 22, 2010.

9.	CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

10.	SECTOR RISK

When the Funds emphasize one or more economic sectors, it may be more susceptible to the financial, market, or economic events affecting the particular issuers and industries in which they invest than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

11.	THE REGULATED INVESTMENT COMPANY MODERNIZATION ACT

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

Capital losses incurred after December 31, 2010 may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

12.	SUBSEQUENT EVENTS

On September 15, 2011, the Select Value Fund declared a dividend of $23,317, which was payable on September 15, 2011. On September 15, 2011, the Value Fund declared a dividend of $29,667, which was payable on September 15, 2011. On September 30, 2011, the Fixed Income Fund declared a dividend of $75,004, which was payable on September 30, 2011.

13.	LEGAL PROCEEDINGS

On December 7, 2010, an amended complaint was filed in the United States Bankruptcy Court for the District of Delaware (Adversary Proceeding No. 10-54010) by The Official Committee of Unsecured Creditors of Tribune Company on behalf of Tribune Company (“Tribune”), a U.S. news and media organization. Among the thousands of defendants in the Amended Complaint

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

is the Monteagle Funds with respect to holding by the Monteagle Value Fund (the “Fund”). The Fund, along with numerous other mutual funds, institutional investors and others owned shares of Tribune in 2007 when it went private in a leveraged buyout transaction (“LBO”). In the LBO, shareholders such as the Fund sold their shares back to Tribune for $34/share. The lawsuit alleges, among other things, that the payment for the shares by Tribune was a fraudulent transfer and seeks to have the cash paid to shareholders returned to the Tribune bankruptcy estate. The Amended Complaint seeks to create a class of Defendants –the former shareholders of Tribune, and seeks return of over $8 billion in proceeds from the LBO. The Committee has not served the Fund with the Amended Complaint, and the Fund was not named as a Defendant in the original complaint. The Committee has sought and obtained leave of court for additional time to complete service on the numerous defendants. The Fund’s Answer to the Amended Complaint is not yet due. In addition to the Delaware proceeding discussed above, Deutsche Bank Trust Company Americas, as successor indenture trustee for certain series of Tribune senior notes, has filed a number of lawsuits in United States District Courts throughout the country alleging that the LBO was a fraudulent transfer. These lawsuits seek to certify classes of Defendants. It is unclear if the Fund would be included in any of the classes. It is not expected that the cases discussed above will have a material adverse impact on the Fund’s financial position, results of operation, or cash flows; however, these litigation matters are subject to inherent uncertainties and the views of these matters with respect to any impact to the Fund may change in the future.

MONTEAGLE FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Monteagle Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monteagle Funds (the “Funds”), comprising Monteagle Fixed Income Fund, Monteagle Informed Investor Growth Fund,  Monteagle Quality Growth Fund, Monteagle Select Value Fund, and Monteagle Value Fund,  as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Monteagle Fixed Income Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, and Monteagle Value Fund, and for each of the four periods in the period then ended for Monteagle Informed Investor Growth Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Monteagle Funds as of August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
October 31, 2011

MONTEAGLE FUNDS OTHER INFORMATION (Unaudited)

Proxy Policies — The Trust has adopted Proxy Voting Polices and Procedures under which the Funds vote proxies related to securities held by the Funds. A description of the Funds’ policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, or on the SEC website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, or on the SEC’s website at http://www.sec.gov.

N-Q Filing — The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

FEDERAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2011, certain dividends paid by Fixed Income Fund, Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund and Value Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $959,702, $2,921,353, $7,211, $24,439, and $130,708, respectively, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

MONTEAGLE FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as the sales load and redemption fees imposed by the Fund and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (March 1, 2011) and held until the end of the period (August 31, 2011).

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s Prospectus.

MONTEAGLE FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Fixed Income Fund
		Beginning Account Value 3/01/11	Annualized Expense Ratio For the Period	Ending Account Value 8/31/11	Expenses Paid During the Period(1)
Actual Return Based on actual return of:
Class I	4.22%	$1,000.00	1.09%	$1,042.20	$5.61
Class A	4.03%	1,000.00	1.34%	1,040.30	6.89
Class C	3.68%	1,000.00	2.09%	1,036.80	10.73
Hypothetical Return Based on assumed 5% return
Class I		$1,000.00	1.09%	$1,019.70	$5.55
Class A		1,000.00	1.34%	1,018.50	6.82
Class C		1,000.00	2.09%	1,014.70	10.61

Informed Investor Growth Fund
		Beginning Account Value 3/01/11	Annualized Expense Ratio For the Period	Ending Account Value 8/31/11	Expenses Paid During the Period(1)
Actual Return Based on actual return of:
Class I	-16.44%	$1,000.00	1.35%	$835.60	$6.25
Class A	-16.68%	1,000.00	1.60%	833.20	7.39
Class C	-16.92%	1,000.00	2.35%	830.80	10.84
Hypothetical Return Based on assumed 5% return
Class I		$1,000.00	1.35%	$1,018.40	$6.87
Class A		1,000.00	1.60%	1,017.10	8.13
Class C		1,000.00	2.35%	1,013.40	11.93

Quality Growth Fund
		Beginning Account Value 3/01/11	Annualized Expense Ratio For the Period	Ending Account Value 8/31/11	Expenses Paid During the Period(1)
Actual Return Based on actual return of:
Class I	-6.75%	$1,000.00	1.33%	$932.50	$6.48
Class A	-6.88%	1,000.00	1.58%	931.20	7.69
Class C	-7.27%	1,000.00	2.33%	927.30	11.32
Hypothetical Return Based on assumed 5% return
Class I		$1,000.00	1.33%	$1,018.50	$6.77
Class A		1,000.00	1.58%	1,017.20	8.03
Class C		1,000.00	2.33%	1,013.50	11.83

MONTEAGLE FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Select Value Fund
		Beginning Account Value 3/01/11	Annualized Expense Ratio For the Period	Ending Account Value 8/31/11	Expenses Paid During the Period(1)
Actual Return Based on actual return of:
Class I	-13.38%	$1,000.00	1.41%	$866.20	$6.63
Class A	-13.56%	1,000.00	1.66%	864.40	7.80
Class C	-13.87%	1,000.00	2.41%	861.30	11.31
Hypothetical Return Based on assumed 5% return
Class I		$1,000.00	1.41%	$1,018.10	$7.17
Class A		1,000.00	1.66%	1,016.80	8.44
Class C		1,000.00	2.41%	1,013.10	12.23

Value Fund
		Beginning Account Value 3/01/11	Annualized Expense Ratio For the Period	Ending Account Value 8/31/11	Expenses Paid During the Period(1)
Actual Return Based on actual return of:
Class I	-8.74%	$1,000.00	1.47%	$912.60	$7.09
Class A	-8.89%	1,000.00	1.72%	911.10	8.29
Class C	-9.19%	1,000.00	2.47%	908.10	11.88
Hypothetical Return Based on assumed 5% return
Class I		$1,000.00	1.47%	$1,017.80	$7.48
Class A		1,000.00	1.72%	1,016.50	8.74
Class C		1,000.00	2.47%	1,012.80	12.53

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MONTEAGLE FUNDS TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees in compliance with the laws of the state of Delaware. The names of the Trustees and executive officers of the Trust, their position with the Trust, address, age and principal occupations during the past five years are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

DISINTERESTED TRUSTEES
NAME, ADDRESS AND AGE	POSITION(S) HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF TRUST PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
Larry J. Anderson 4208 College Avenue Snyder, Texas 79549 Age 63	Trustee	Since 11-29-02	Certified Public Accountant, Anderson & West, P.C. January 1985 to present	5	None
Brian J. Green 158 Cypress Abilene, Texas 79601 Age 53	Trustee	Since 11-29-02	Restaurateur, Cypress Street Station, February 1993 to present	5	None
Charles M. Kinard 1725 Richland Drive Abilene, Texas 79603 Age 68	Trustee	Since 11-29-02	Retired; Senior Vice President and Trust Officer, First National Bank of Abilene until December 1998	5	None

MONTEAGLE FUNDS TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

EXECUTIVE OFFICERS
NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Paul B. Ordonio, JD Age 43	President, CCO
Nashville Capital Corporation, VP of Development, 05/09 to present; Matrix Capital Group, Representative 05/09 to present; Aftermath Consulting, Inc., Director from 05/02 to present; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; Parkway Advisors, L.P., VP & Counsel from 08/02 to 05/09; Parkway Advisors Group, Inc., VP and Counsel from 08/02 to 05/09. Parkway Holdings, VP from 08/02 to 05/09; Ultimus Fund Distributors, Representative 02/07 to 05/09; Citco Mutual Fund Distributors, Representative from 10/03 to 02/07.

David F. Ganley Age 64	Vice President, Secretary, AML Compliance Officer
Matrix Capital Group, Inc., Senior Vice President, 1/05 to present; Capital Management Investment Trust, Secretary, 5/08 to present; Congressional Effect Fund, Officer and Chief Compliance Officer 5/08 to present; Catalyst Funds, Secretary, Treasurer and Chief Compliance Officer 7/06 to present; The USX China Fund, Chief Compliance Officer 4/05 to present; The Blue and White Fund, Chief Compliance Officer 10/04 to 1/06; Shipley Raidy Capital Partners, Financial Principal, 1/01 to 1/05.

Larry E. Beaver, Jr. Age 42	Treasurer, CFO
Matrix Capital Group, Inc. Director of Accounting and Administration 1/05 to present; Capital Management Investment Trust, Treasurer 5/08 to present; Congressional Effect Fund, Treasurer 5/08 to present; AMIDEX Funds, Inc. Chief Accounting Officer 5/03 to present.

MONTEAGLE FUNDS COMPENSATION OF TRUSTEES AND OFFICERS (Unaudited)

Each Trustee received an annual fee of $7,500 and a fee of $500 for each Board meeting attended, and were also paid $500 for each committee meeting attended on a date when a Board meeting is not held. Effective September 1, 2011, the Trustees will receive an annual base fee of $2,500 plus $1,000 per Fund and a fee of $1,000 for each Board meeting attended, and will also be paid $500 for each Special meeting attended. Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Trustees that are affiliated with the Adviser or Sub-adviser receive no compensation from the Funds for their services or reimbursement for their associated expenses. Officers of the Trust receive no compensation from the Funds for their services, except that the Funds pay 50% of the compensation of the Trust’s Chief Compliance Officer.

The following table sets forth the fees paid by the Funds to each Trustee of the Trust for the year ended August 31, 2011:

Name of Person	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Larry J. Anderson	$10,000	$0	$0	$10,000
Brian J. Green	$10,000	$0	$0	$10,000
Charles M. Kinard	$10,000	$0	$0	$10,000

MONTEAGLE FUNDS BOARD APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)

On March 29, 2011, the Board of Trustees (the “Board”) of the Monteagle Funds (the “Trust”) met to review and discuss the approval of the continuation of the Investment Management Agreement between the Trust and Nashville Capital Corp. (the “Adviser”) with respect to each of the fund comprising the Trust (each a “Fund” and collectively, the “Funds”), the Investment Sub-Advisory Agreement by and among the Adviser, the Trust and Parkway Advisors, L.P. with respect to the Monteagle Select Value Fund, the Investment Sub-Advisory agreement by and among the Adviser, the Trust and Garcia Hamilton & Associates, L.P. with respect to the Monteagle Quality Growth Fund, the Investment Sub-Advisory Agreement by and among the Adviser, the Trust and Howe & Rusling, Inc. with respect to the Monteagle Fixed Income Fund, the Investment Sub-Advisory Agreement by and among the Adviser, the Trust and Robinson Investment Group, Inc. with respect to the Monteagle Value Fund, and the Investment Sub-Advisory Agreement by and among the Adviser, the Trust and T.H. Fitzgerald & Company with respect to the Monteagle Informed Investor Growth Fund (Garcia Hamilton & Associates, L.P., Parkway Advisors, L.P., Howe & Rusling, Inc., Robinson Investment Group, Inc., and T.H. Fitzgerald & Company may each be referred to as a “Sub-Adviser” or collectively, as the “Sub-Advisers”; each of the aforementioned agreements may be referred to as an “Agreement” or collectively, as the “Agreements”). The Independent Trustees of the Board were represented by independent legal counsel (“Counsel”) throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private session with their Counsel to review and discuss the foregoing information. In addition, the Trustees received materials from Counsel discussing standards applicable to their consideration of the agreement. The Board requested and evaluated information they deemed reasonably necessary to their review process. The Board received information describing the services to be provided by the Adviser and each of the Sub-Advisers, including (i) the nature, extent and quality of services to be provided; (ii) the investment performance of the Funds measured against appropriate benchmarks; and (iii) general information about Adviser and the Sub-Advisers.

Counsel reviewed with the Board a memorandum that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of each Agreement. Counsel discussed with the Board the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of each Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser and the Sub-Advisers; (ii) the investment performance of the Funds; (iii) the costs of the services to be provided and profits to be realized by Adviser and the Sub-Advisers from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) practices regarding brokerage and portfolio transactions; and (vi) practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process. The Board requested and was provided with information and reports relevant to the annual renewal of each Agreement, including: (i) reports regarding the services and support

MONTEAGLE FUNDS BOARD APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

provided to the Funds and their shareholders by the Adviser and the Sub-Advisers; (ii) quarterly assessments of the investment performance of the Funds by personnel of the Adviser and the Sub-Advisers; (iii) commentary on the reasons for the performance; (iv) presentations by the Funds’ portfolio managers addressing the Adviser’s and the Sub-Advisers investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds, the Adviser and the Sub-Advisers; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser and the Sub-Advisers; (vii) information on relevant developments in the mutual fund industry and how the Funds and/or the Adviser and the Sub-Advisers are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving each of the Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser and the Sub-Advisers, including financial information, a description of personnel and the services provided to each Fund, information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; (iii) the anticipated effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by the Adviser and the Sub-Advisers from their relationship with the Funds.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors that are specifically required to be consider for purposes of disclosure in the Funds’ next set of financial statements.

At its meeting, the Board considered:

Nature, Extent, and Quality of the services provided by the Adviser and Sub-Advisers.

In this regard, the Trustees considered the responsibilities of the Adviser and Sub-Advisers under each Agreement. The Trustees reviewed the services being provided by the Adviser and Sub-Advisers to the Funds, including, without limitation: the quality of the investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations, as well as for ensuring compliance with regulatory requirements; the coordination of services for the Funds among the service providers and the Independent Trustees; and efforts to promote the Funds and grow each Fund’s assets. The Trustees noted the commitment of the Adviser and Sub-Advisers to retain qualified personnel and maintain and enhance their respective resources and systems. After reviewing the foregoing information and further information in the materials provided by the Adviser and Sub-Advisers (including the Form ADVs), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser and Sub-Advisers were satisfactory and adequate for the Funds.

MONTEAGLE FUNDS BOARD APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

Investment Performance of the Funds, the Adviser and the Sub-Advisers.

In considering the investment performance of the Funds, the Adviser, and the Sub-Advisers, the Trustees compared the short and long-term performance of each Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. With respect to the Monteagle Fixed Income Fund, the Trustees noted that the Fund was at or near the top of its peer group category on a short-term basis and outperformed its peers on a long-term basis. With respect to the Monteagle Value Fund, the Trustees noted that the Fund was at or near the top of its peer group category on a short-term and long-term basis. With respect to the Monteagle Select Value Fund, the Trustees noted the Fund was at or near the top of its peer group category on a short-term basis and slightly underperformed its peers on a long-term basis. With respect to the Monteagle Quality Growth Fund, the Trustees noted that the Fund outperformed its peer group category on a short-term basis. With respect to the Monteagle Informed Investor Growth Fund, the Trustees noted that the Fund underperformed certain of its peer group on a short-term basis and outperformed certain of its peer group on a short-term basis. Additionally, for those Sub-Advisers managing accounts with similar investment objectives to those of the respective Fund, the Trustees noted that the Fund’s performance was comparable to those of the separate accounts. After reviewing and discussing the short and long-term investment performance of the Funds further, the Adviser’s and each Sub-Adviser’s experience in managing the Funds, the historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of each of the Funds, the Adviser and the Sub-Advisers was satisfactory.

The costs of the services provided and profits realized by the Adviser and the Sub-Advisers from their relationships with the Funds.

In this regard, the Trustees considered: the financial condition of the Adviser and Sub-Advisers and the level of commitment to the Funds by the principals of the Adviser and Sub-Advisers; the asset levels of each Fund; and the overall expenses of each Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Trustees reviewed information provided by the Adviser and each Sub-Adviser regarding its profitability. The Trustees also considered potential benefits for the Adviser and Sub-Advisers in managing the Funds. The Trustees considered that expenses of the Funds were generally comparable to those of other similar funds. Based on the foregoing, the Trustees concluded that the fees paid to the Adviser and the Sub-Advisers and the profits realized by each, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and the Sub-Adviser.

Economies of Scale.

The Board next considered the impact of economies of scale on the Funds’ size and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors. The Trustees noted that the advisory fee and each sub-advisory fee for the Funds (other than the sub-advisory fee rates for the Quality Growth Fund and the Select Value Fund) offers breakpoints at various asset levels. In light of its ongoing consideration of the Funds’ asset levels, expectations

MONTEAGLE FUNDS BOARD APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

for growth in the Funds, and fee levels, the Board determined that the Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and Sub-Advisers.

Brokerage and portfolio transactions.

In regard to brokerage and portfolio transactions, the Board considered the Adviser’s and Sub-Advisers’ standards for seeking best execution and the relevancy of those standards to the strategies employed in managing the Funds. The Trustees reviewed the Adviser’s and Sub-Advisers’ practice for seeking best execution for the relevant Fund’s portfolio transactions. The Trustees also considered the portfolio turnover rate for the Funds, and they considered the Adviser’s and Sub-Advisers’ practices with respect to allocating portfolio business to broker-dealers who provide research, statistical, or other services - this latter assessment included consideration of whether the higher rates are reasonable in relation to the value of the services provided. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Adviser and Sub-Advisers. The Trustees also considered the extent to which the foregoing services benefit other accounts advised by the Adviser and Sub-Advisers and the extent to which such services enable them to avoid expenses that it otherwise would be required to bear under the Agreements with the Funds. After further review and discussion, the Board determined that the Adviser’s and Sub-Advisers’ practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest.

In considering the Adviser’s and Sub-Advisers’ practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis for soft dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Funds and/or the Adviser’s and Sub-Advisers’ other accounts; and the substance and administration of the Adviser’s and Sub-Advisers’ code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to potential conflicts of interest. Based on the foregoing, the Board determined that Adviser’s and Sub-Advisers’ standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based on all of the information considered, the Board concluded that the terms of each of the Agreements are fair and reasonable and that each of the Agreements is in the best interests of the Funds and their respective shareholders.

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THE MONTEAGLE FUNDS

Investment Adviser
Nashville Capital Corporation
209 10th Ave. South, Suite 332
Nashville, TN 37203

Distributor
Matrix Capital Group, Inc.
420 Lexington Ave.
Suite 601
New York, NY 10170

Transfer Agent, Administrator
& Shareholder Servicing Agent
Matrix 360 Administration, LLC
630 Fitzwatertown Rd.
Building A, 2nd Floor
Willow Grove, PA 19090

(888) 263-5593
www.monteaglefunds.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

ITEM 2.	CODE OF ETHICS.

(a)
The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Larry J. Anderson.  Mr. Anderson is “independent” for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $49,600 and $49,600 with respect to the registrant’s fiscal years ended August 31, 2011and 2010 respectively.

(b)
Audit-Related Fees.   The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,700 and $1,700 with respect to the registrant’s fiscal years ended August 31, 2011and 2010, respectively.  The services comprising these fees are for consents and review of the registrant’s dividend calculations.

(c)
Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $12,500 and $12,500 with respect to the registrant’s fiscal years ended August 31, 2011and 2010, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $2,200 and $2,200 for the fiscal years ended August 31, 2011and 2010 respectively.  The services comprising these fees were for the review of the Funds’ semi annual financial report.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of regulation S-X.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

(g)
All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended August 31, 2011 and 2010 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser or sub-advisers.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)
The registrant's PEOs and PFOs, or persons performing similar functions, have concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, that such disclosure controls and procedures are reasonably designed to ensure: (1) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the PEOs and PFOs as appropriate to allow timely decisions regarding required disclosure.  .

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Monteagle Funds

/s/ Paul B. Ordonio
By Paul B. Ordonio
President,
Date: November 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Paul B. Ordonio
By Paul B. Ordonio
President
Date: November 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Larry E. Beaver, Jr.
By Larry E. Beaver, Jr.
Treasurer
Date: November 9, 2011